                                                  THE INSIDERS SELECT FUND

                                                  SEMI-ANNUAL REPORT
                                                  SEPTEMBER 30, 1996


   THE
   BEAR STEARNS
   FUNDS
   245 Park Avenue
   New York, NY 10167
   1.800.766.4111


   Robert S. Reitzes . . . . . . . . . . . . . .  Chairman of the Board
   Neil T. Eigen . . . . . . . . . . . . . . . .  President
   Peter B. Fox. . . . . . . . . . . . . . . . .  Executive Vice President
   William J. Montgoris. . . . . . . . . . . . .  Executive Vice President
   Peter M. Bren . . . . . . . . . . . . . . . .  Trustee
   Alan J. Dixon . . . . . . . . . . . . . . . .  Trustee
   John R. McKernan, Jr. . . . . . . . . . . . .  Trustee
   M.B. Oglesby, Jr. . . . . . . . . . . . . . .  Trustee
   Stephen A. Bornstein. . . . . . . . . . . . .  Vice President
   Frank J. Maresca. . . . . . . . . . . . . . .  Vice President and Treasurer
   Raymond D. DeAngelo . . . . . . . . . . . . .  Vice President
   Ellen T. Arthur . . . . . . . . . . . . . . .  Secretary
   Vincent L. Pereira. . . . . . . . . . . . . .  Assistant Treasurer
   Eileen M. Coyle . . . . . . . . . . . . . . .  Assistant Secretary


   INVESTMENT ADVISER &
   ADMINISTRATOR                                  SUB-INVESTMENT ADVISER
   Bear Stearns Funds                             Symphony Asset Management
   Management Inc.                                555 California Street,
   245 Park Avenue                                Suite 2975
   New York, NY 10167                             San Francisco, CA 94104

   DISTRIBUTOR                                    CUSTODIAN
   Bear, Stearns & Co. Inc.                       Custodial Trust Company
   245 Park Avenue                                101 Carnegie Center
   New York, NY 10167                             Princeton, NJ 08540

   TRANSFER & DIVIDEND                            COUNSEL
   DISBURSEMENT AGENT                             Stroock & Stroock & Lavan
   PFPC Inc.                                      7 Hanover Square
   Bellevue Corporate Center                      New York, NY  10004
   400 Bellevue Parkway
   Wilmington, DE 19809

   INDEPENDENT AUDITORS
   Deloitte & Touche LLP
   Two World Financial Center
   New York, NY 10281


   This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for the distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, sales commissions and other information. Total return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                                                    BSF-R-010-03

                                                                    [LOGO]

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                             LETTER TO SHAREHOLDERS

                                                               November 12, 1996
Dear Shareholders,

We are pleased to present the semi-annual report to the shareholders of The Insiders Select Fund (the "Portfolio") for the six months ended September 30, 1996. From June 16, 1995 (commencement of investment operations) through September 30, 1996, the Portfolio gained 28.17% and 27.33% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively, compared to 31.85% for its benchmark, the S&P 500 (Composite) Index (the "S&P 500"). The average annual total return at September 30, 1996 was 21.11% and 20.50% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. The average annual total return for the S&P 500 was 23.78% for the same period. For the six months ended September 30, 1996, class A and C shares returned 9.79% and 9.46% (without giving effect to sales charges and contingent deferred sales charges, if any), respectively, versus 7.72% for the S&P 500.

For the period June 20, 1995 (commencement of initial public offering) through September 30, 1996, class Y shares gained 27.56% compared to 29.94% for the S&P
500. The average annual total return at September 30, 1996 for class Y shares was 20.86% compared to 22.61% for the S&P 500. For the six months ended September 30, 1996, class Y shares gained 9.99% compared to 7.72% for the S&P
500. Further performance data for each class of shares for this reporting period is available in the "Financial Highlights" section of this report.

The U.S. equity market rebounded in August and September from a sharp correction in July, induced by concerns over corporate earnings and the potential for higher interest rates. As these fears subsided, the market recovered. Over this time period, the Portfolio remained close to fully invested with a small short position in one stock.

The Portfolio benefited from its exposure to stocks with strong earnings momentum and above-average growth rates. The Portfolio's exposure to technology stocks helped boost performance as the group rebounded strongly in August and September. Other sectors such as banking and insurance contributed to the Portfolio's performance. Retailing (grocery stores) stocks in the Portfolio also performed well, led by Safeway Inc. Other outstanding performers were Conseco Inc., City National Corp., Equifax Inc. and Hilton Hotels Corp.

The Portfolio continues to look for investment opportunities in stocks with attractive valuations coupled with insider accumulation. Insiders selling which had been heavy during the second quarter, decreased in July as the equity market corrected. Insiders buying increased in August as insiders took advantage of lower equity prices.

In conclusion, we appreciate your support and would be pleased to respond to any questions or comments. If you have any questions concerning these Portfolios, please call 1-800-766-4111.

                                   Sincerely,

[SIG]                                        [SIG]
Robert S. Reitzes                            Praveen Gottipalli
Chairman of the Board                        Symphony Asset Management
The Bear Stearns Funds                       Sub-Investment Adviser
                                             Portfolio Manager
                                             The Insiders Select Fund

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A AND C SHARES(1)(2)(3)(4) VS. VARIOUS INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                      S&P 500 (COMPOSITE)   NATIONAL CONSUMER
                                               CLASS A SHARES       CLASS C SHARES           INDEX             PRICE INDEX
June 16, 1995                                             $9,525              $10,000              $10,000              $10,000
June 30, 1995                                             $9,581              $10,067              $10,099              $10,013
Sept. 30, 1995                                           $10,470              $10,975              $10,902              $10,059
Dec. 31, 1995                                            $10,802              $11,317              $11,558              $10,112
March 31, 1996                                           $11,120              $11,633              $12,179              $10,217
June 30, 1996                                            $11,684              $12,200              $12,591              $10,295
Sept. 30, 1996                                           $12,208              $12,733              $13,185              $10,361
$9,525 Investment made on June 16, 1995
Past performance is not predictive of
future performance

                                    AVERAGE ANNUAL TOTAL RETURN
                                                   INCLUDING FEE WAIVERS
                                                        AND EXPENSE        EXCLUDING FEE WAIVERS AND
                                                      REIMBURSEMENTS        EXPENSE REIMBURSEMENTS
                                                  -----------------------  -------------------------
The Insiders Select Fund(4)
    Class A shares(5)...........................             16.64%                    15.42%
    Class C shares..............................             20.50                     18.75
    Class Y shares(2)...........................             20.86                     19.50
S&P 500 (Composite) Index(3)....................             23.78                    --
National Consumer Price Index(3)................              2.77                    --

---------
(1) For the period of June 16, 1995 (commencement of investment operations) through September 30, 1996.
(2) The return of class Y shares (for which June 20, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio (class A shares reflects the initial maximum 4.75% sales load) and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment. Performance of the indices corresponds to the performance of class A and C shares.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to financial statements.
(5) Reflects the initial maximum 4.75% sales load. Without applicable sales load, the average annual total returns would have been 21.11% including fee waivers and expense reimbursements and 20.04% excluding fee waivers and expense reimbursements.

CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace & Defense                    2.99%
Banks                                  5.06%
Chemicals & Fertilizers                1.75%
Commercial Services                    2.83%
Computers & Office Equipment           1.79%
Computer Services                      3.58%
Credit & Finance                      11.70%
Drugs & Hospital Supplies             12.96%
Electrical Equipment                   2.83%
Electronics                            2.67%
Entertainment & Leisure                1.70%
Healthcare                             1.96%
Lodging                                4.06%
Miscellaneous Manufacturing            2.16%
Oil & Natural Gas                     10.24%
Retailing, Apparel                     1.97%
Retailing, Department Stores           3.85%
Retailing, Grocery Stores              3.52%
Telecommunications                     8.27%
Cash & Cash Equivalents                5.16%
Other                                  8.95%

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK HOLDING                                                      SECTOR             NET ASSETS
------------------------------------------------------  ---------------------------  ----------
  1. Johnson & Johnson................................. Drugs & Hospital Supplies       3.37
  2. Merck & Co., Inc.................................. Drugs & Hospital Supplies       3.29
  3. Merrill Lynch & Co. .............................. Credit & Finance                3.18
  4. Services Corp. International...................... Commercial Services             2.83
  5. Jefferson-Pilot Corp.............................. Credit & Finance                2.74
  6. Sprint Corp....................................... Telecommunications              2.74
  7. Mobil Corp. ...................................... Oil & Natural Gas               2.61
  8. Hilton Hotels Corp................................ Lodging                         2.56
  9. Texaco Inc........................................ Oil & Natural Gas               2.51
 10. VONS Companies Inc. .............................. Retailing, Grocery Stores       2.45

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

            ----------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------

          COMMON STOCKS--94.84%

          AEROSPACE & DEFENSE - 2.99%
    2,000 General Dynamics Corp. .....................................  $   137,750
    3,000 McDonnell Douglas Corp. ....................................      157,500
    7,000 Rockwell International Corp. ...............................      394,625
                                                                        -----------
                                                                            689,875
                                                                        -----------

          AUTO PARTS, REPLACEMENT - 0.91%
    4,900 Kaydon Corp. ...............................................      210,700
                                                                        -----------

          BANKS - 5.06%
   30,300 City National Corp. ........................................      549,188
    3,900 Green Tree Financial Corp. .................................      153,075
    5,170 Huntington Bancshares Inc. .................................      118,910
    4,410 Provident Bankshares Corp. .................................      156,004
    4,800 Summit Bancorp..............................................      190,800
                                                                        -----------
                                                                          1,167,977
                                                                        -----------

          CASINO SERVICES - 0.59%
    6,600 International Game Technology...............................      135,300
                                                                        -----------

          CHEMICALS & FERTILIZERS - 1.75%
    6,100 Cytec Industries Inc. ......................................      237,138
    3,500 Georgia Gulf Corp. .........................................      104,563
    1,400 The B.F. Goodrich Co. ......................................       63,175
                                                                        -----------
                                                                            404,876
                                                                        -----------
          COMMERCIAL SERVICES - 2.83%
   21,600 Services Corp. International................................      653,400
                                                                        -----------

          COMPUTER SERVICES - 3.58%
    8,300 Cheyenne Software Inc. .....................................      178,450
    2,625 Computer Associates International, Inc. ....................      156,844
    3,500 Comverse Technology Inc.*...................................      136,063
    2,700 Microsoft Corp.*............................................      356,063
                                                                        -----------
                                                                            827,420
                                                                        -----------

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------
          COMPUTERS & OFFICE EQUIPMENT - 1.79%
    2,100 Cabletron Systems Inc.*.....................................  $   143,325
    2,100 Gateway 2000, Inc.*.........................................      100,538
    3,200 Pitney Bowes Inc. ..........................................      168,800
                                                                        -----------
                                                                            412,663
                                                                        -----------

          CREDIT & FINANCE - 11.70%
    6,000 Conseco Inc. ...............................................      295,500
    4,500 Freemont General Corp. .....................................      132,750
   12,250 Jefferson-Pilot Corp. ......................................      633,938
   11,200 Merrill Lynch & Co. ........................................      735,000
    5,900 Morgan Stanley Group Inc. ..................................      293,525
    3,100 NAC Re Corp. ...............................................      111,600
    5,400 Price (T. Rowe) Associates..................................      175,500
    2,500 Student Loan Marketing Association..........................      186,563
    4,000 SunAmerica Inc. ............................................      138,000
                                                                        -----------
                                                                          2,702,376
                                                                        -----------

          DRUGS & HOSPITAL SUPPLIES - 12.96%
    3,700 American Home Products Corp. ...............................      235,875
    3,600 Bristol-Myers Squibb Co. ...................................      346,950
    4,000 Guidant Corp. ..............................................      221,000
    9,600 Hillenbrand Industries......................................      350,400
   15,200 Johnson & Johnson...........................................      779,000
   10,800 Merck & Co., Inc. ..........................................      760,050
    5,475 Pharmacia & Upjohn, Inc. ...................................      225,844
    2,000 Sola International, Inc.*...................................       74,500
                                                                        -----------
                                                                          2,993,619
                                                                        -----------

          ELECTRICAL EQUIPMENT - 2.83%
    4,500 Belden, Inc. ...............................................      130,500
    8,300 Honeywell, Inc. ............................................      523,937
                                                                        -----------
                                                                            654,437
                                                                        -----------

          ELECTRONICS - 2.67%
    4,400 Intel Corp. ................................................      419,925
      600 National Service Industries, Inc. ..........................       21,000
    1,600 Oak Industries Inc.*........................................       53,200
    7,300 Teradyne, Inc.*.............................................      121,362
                                                                        -----------
                                                                            615,487
                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                    THE          BEAR          STEARNS FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------
          COMMON STOCKS (CONTINUED)

          ENTERTAINMENT & LEISURE - 1.70%
    9,300 MGM Grand, Inc.*............................................  $   392,925
                                                                        -----------

          ENVIRONMENTAL CONTROLS - 1.08%
    7,200 United Waste Systems, Inc.*.................................      250,200
                                                                        -----------

          FOOD & BEVERAGES - 0.60%
    3,800 Interstate Bakeries Corp. ..................................      138,700
                                                                        -----------
          HEALTHCARE - 1.96%
    2,400 Oxford Health Plans, Inc. ..................................      119,400
    8,000 United Healthcare Corp. ....................................      333,000
                                                                        -----------
                                                                            452,400
                                                                        -----------
          IRON / STEEL - 0.40%
    8,000 The LTV Corp. ..............................................       93,000
                                                                        -----------

          LODGING - 4.06%
    5,200 HFS Inc.*...................................................      347,750
   20,800 Hilton Hotels Corp. ........................................      590,200
                                                                        -----------
                                                                            937,950
                                                                        -----------

          MACHINE, DIVERSIFIED - 0.10%
    1,400 Credence Systems Corp*......................................       22,050
                                                                        -----------
          MACHINE, TOOLS - 0.29%
    2,100 Snap-On Inc. ...............................................       67,462
                                                                        -----------

          MISCELLANEOUS MANUFACTURING - 2.16%
    3,500 Case Corp. .................................................      170,625
    4,200 Harsco Corp. ...............................................      264,600
    2,600 ITT Industries, Inc. .......................................       62,725
                                                                        -----------
                                                                            497,950
                                                                        -----------

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------

          OIL & NATURAL GAS - 10.24%
    7,600 Global Marine Inc.*.........................................  $   119,700
    5,200 Mobil Corp. ................................................      601,900
   13,900 Oneok, Inc. ................................................      382,250
    1,900 Oryx Energy Co.*............................................       33,725
    2,300 Royal Dutch Petroleum Co. ..................................      359,087
    1,500 Schlumberger, Ltd. .........................................      126,750
    6,300 Texaco Inc. ................................................      579,600
    3,200 The Williams Cos., Inc. ....................................      163,200
                                                                        -----------
                                                                          2,366,212
                                                                        -----------

          PACKAGING & CONTAINERS - 0.85%
    5,300 Sealed Air Corp.*...........................................      197,425
                                                                        -----------

          PUBLISHING, NEWSPAPER - 0.78%
    5,700 Media General Inc., Class A.................................      179,550
                                                                        -----------

          RETAILING, APPAREL - 1.97%
    2,000 Nike Inc. ..................................................      243,000
    5,900 The TJX Companies, Inc. ....................................      211,662
                                                                        -----------
                                                                            454,662
                                                                        -----------

          RETAILING, DEPARTMENT STORES - 3.85%
    5,500 American Stores, Inc. ......................................      220,000
    6,500 Federated Department Stores Inc. ...........................      217,750
    3,500 Meyer Fred Inc.*............................................      115,937
    7,500 Sears, Roebuck & Co. .......................................      335,625
                                                                        -----------
                                                                            889,312
                                                                        -----------

          RETAILING, DRUG STORE - 0.76%
    6,300 Eckerd Corp. ...............................................      176,400
                                                                        -----------

          RETAILING, GROCERY STORES - 3.52%
    5,800 Safeway Inc.*...............................................      247,225
   13,200 VONS Companies Inc.*........................................      565,950
                                                                        -----------
                                                                            813,175
                                                                        -----------

          RETAILING, OFFICE SUPPLIES - 0.54%
    5,600 Staples Inc. ...............................................      124,250
                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                    THE          BEAR          STEARNS FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------
          COMMON STOCKS (CONTINUED)

          TELECOMMUNICATIONS - 8.27%
      800 360 Degrees Communications Company*.........................  $    18,800
   14,200 Equifax Inc. ...............................................      374,525
   10,200 GTE Corp. ..................................................      392,700
   11,300 Loral Space & Communications Ltd.*..........................      177,975
    6,500 SBC Communications Inc. ....................................      312,812
   16,300 Sprint Corp. ...............................................      633,662
                                                                        -----------
                                                                          1,910,474
                                                                        -----------

          UTILITIES - 1.05%
    6,100 Texas Utilities Co. ........................................      241,712
                                                                        -----------

          WHOLESALE, SPECIAL LINE - 1.00%
    8,300 Tech Data, Inc.*............................................      231,362
                                                                        -----------
          Total Common Stocks
          (cost - $19,424,215)........................................   21,905,301
                                                                        -----------

  ------------------------------------------------------------------------------
                                                                          MARKET
SHARES                                                                     VALUE
  ------------------------------------------------------------------------------

          SHORT-TERM INVESTMENT - 2.25%
          INVESTMENT COMPANY - 2.25%
  520,014 The Milestone Funds Treasury Obligations
          Portfolio, Institutional Shares**
          (cost - $520,014)...........................................  $   520,014
                                                                        -----------
          Total Investments
          (cost - $19,944,229) - 97.09%...............................   22,425,315
          Other assets in excess of liabilities - 2.91%...............      671,682
                                                                        -----------
          Net Assets - 100.00%........................................  $23,096,997
                                                                        -----------
                                                                        -----------

          SHORT SALE OF COMMON STOCK
          RETAILING, APPAREL
    4,200 Talbots, Inc.
          (proceeds received - $125,408)..............................  $  (126,000)
                                                                        -----------
                                                                        -----------

---------
*   Non-income producing security.
**  Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

ASSETS
  Investments, at value (cost - $19,944,229)......  $22,425,315
  Receivable for Portfolio shares sold............      396,410
  Receivable for investments sold.................      320,722
  Deposit with broker for security sold short
   (including margin requirement of $97,889)......      223,297
  Amount segregated at custodian for security sold
   short..........................................      160,800
  Receivable from investment adviser..............       39,609
  Dividends and interest receivable...............       27,388
  Deferred organization expenses and other
   assets.........................................      197,516
                                                    -----------
        Total assets..............................   23,791,057
                                                    -----------
LIABILITIES
  Payable for investments purchased...............      292,343
  Payable for Portfolio shares repurchased........      162,799
  Security sold short, at value (proceeds received
   - $125,408)....................................      126,000
  Distribution fee payable (class A and C
   shares)........................................       37,461
  Administration fee payable......................        5,617
  Custodian fee payable...........................        2,671
  Accrued expenses................................       67,169
                                                    -----------
        Total liabilities.........................      694,060
                                                    -----------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......        1,506
  Paid-in capital.................................   18,648,844
  Undistributed net investment income.............       21,946
  Accumulated net realized gain from
   investments....................................    1,944,207
  Net unrealized appreciation on investments and
   security sold short............................    2,480,494
                                                    -----------
        Net assets................................  $23,096,997
                                                    -----------
                                                    -----------
CLASS A
  Net assets......................................  $12,795,207
                                                    -----------
  Shares of beneficial interest outstanding.......      832,419
                                                    -----------
  Net asset value per share.......................       $15.37
                                                    -----------
                                                    -----------
  Maximum offering price per share (net asset
   value plus sales charge of 4.75%* of the
   offering price)................................       $16.14
                                                    -----------
                                                    -----------
CLASS C
  Net assets......................................  $ 8,904,272
                                                    -----------
  Shares of beneficial interest outstanding.......      582,614
                                                    -----------
  Net asset value and offering price per
   share**........................................       $15.28
                                                    -----------
                                                    -----------
CLASS Y
  Net assets......................................  $ 1,397,518
                                                    -----------
  Shares of beneficial interest outstanding.......       90,624
                                                    -----------
  Net asset value, offering and redemption value
   per share......................................       $15.42
                                                    -----------
                                                    -----------

--------
 * On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                            STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends.......................................  $  192,689
  Interest........................................      24,457
                                                    ----------
                                                       217,146
                                                    ----------
EXPENSES
  Advisory fees...................................      87,731
  Transfer agent fees and expenses................      63,572
  Accounting fees.................................      53,552
  Distribution fees - class A.....................      31,199
  Distribution fees - class C.....................      46,829
  Reports and notices to shareholders.............      31,058
  Federal and state registration fees.............      26,603
  Legal and auditing fees.........................      21,291
  Amortization of organization expenses...........      18,247
  Administration fees.............................      17,395
  Custodian fees and expenses.....................      11,531
  Insurance expenses..............................       8,122
  Trustees' fees and expenses.....................       4,011
  Other...........................................       4,016
                                                    ----------
        Total expenses before waivers and
       reimbursements.............................     425,157
        Less: waivers and reimbursements..........    (212,897)
                                                    ----------
        Total expenses after waivers and
       reimbursements.............................     212,260
                                                    ----------
  Net investment income...........................       4,886
                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND SECURITY SOLD SHORT TRANSACTIONS
  Net realized gain from investments..............   1,053,115
  Net change in unrealized
   appreciation/(depreciation) on:
    Investments...................................     995,618
    Security sold short...........................      33,600
                                                    ----------
  Net realized and unrealized gain on investments
   and security sold short transactions...........   2,082,333
                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $2,087,219
                                                    ----------
                                                    ----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE
                                                                      PERIOD
                                                    FOR THE SIX      JUNE 16,
                                                    MONTHS ENDED      1995*
                                                     SEPTEMBER       THROUGH
                                                      30, 1996      MARCH 31,
                                                    (UNAUDITED)        1996
                                                    ------------   ------------

INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income...........................  $     4,886    $     28,761
  Net realized gain from investments..............    1,053,115         891,092
  Net change in unrealized
   appreciation/(depreciation) on investments and
   security sold short............................    1,029,218       1,451,276
                                                    ------------   ------------
  Net increase in net assets resulting from
   operations.....................................    2,087,219       2,371,129
                                                    ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares................................           --          (8,222)
    Class Y shares................................           --          (3,479)
                                                    ------------   ------------
                                                             --         (11,701)
                                                    ------------   ------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares............    3,488,711      26,820,998
  Cost of shares repurchased......................   (5,831,887)     (5,837,996)
  Shares issued in reinvestment of dividends......           --          10,500
                                                    ------------   ------------
  Net increase/(decrease) in net assets derived
   from shares of beneficial interest
   transactions...................................   (2,343,176)     20,993,502
                                                    ------------   ------------
  Total increase/(decrease) in net assets.........     (255,957)     23,352,930

NET ASSETS
  Beginning of period.............................   23,352,954              24
                                                    ------------   ------------
  End of period (including undistributed net
   investment income of $21,946 and $17,060,
   respectively)..................................  $23,096,997    $ 23,352,954
                                                    ------------   ------------
                                                    ------------   ------------

--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                                                 FOR THE PERIOD
                                                                                FOR THE SIX MONTHS               JUNE 16, 1995*
                                                                             ENDED SEPTEMBER 30, 1996                THROUGH
                                                                                    (UNAUDITED)                  MARCH 31, 1996
                                                                         ---------------------------------    ---------------------
                                                                         CLASS A      CLASS C     CLASS Y     CLASS A      CLASS C
                                                                         --------    ---------    --------    --------    ---------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of period................................   $ 14.00     $ 13.96      $ 14.02     $ 12.00     $ 12.00
                                                                         --------    ---------    --------    --------    ---------
  Net investment income/(loss)(1).....................................      0.02       (0.02)        0.05        0.03       (0.01)
  Net realized and unrealized gain on investments and security sold
   short transactions(2)..............................................      1.35        1.34         1.35        1.98        1.97
                                                                         --------    ---------    --------    --------    ---------
  Net increase in net assets resulting from operations................      1.37        1.32         1.40        2.01        1.96
                                                                         --------    ---------    --------    --------    ---------
  Dividends to shareholders from
    Net investment income.............................................        --          --           --       (0.01)         --
                                                                         --------    ---------    --------    --------    ---------
  Net asset value, end of period......................................   $ 15.37     $ 15.28      $ 15.42     $ 14.00     $ 13.96
                                                                         --------    ---------    --------    --------    ---------
                                                                         --------    ---------    --------    --------    ---------
  Total investment return(3)..........................................      9.79%       9.46%        9.99%      16.75%      16.33%
                                                                         --------    ---------    --------    --------    ---------
                                                                         --------    ---------    --------    --------    ---------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's omitted)...........................   $12,795     $ 8,904      $ 1,398     $12,132     $ 9,928
  Ratio of expenses to average net assets(1)(4).......................      1.65%       2.15%        1.15%       1.65%       2.15%
  Ratio of net investment income/(loss) to average net assets(1)(4)...      0.21%      (0.28)%       0.70%       0.38%      (0.12)%
  Decrease reflected in above expense ratios and net investment
   income/(loss) due to waivers and reimbursements(4).................      2.19%       2.15%        2.18%       1.87%       1.92%
  Portfolio turnover rate(6)..........................................     62.25%      62.25%       62.25%      93.45%      93.45%
  Average commission rate per share(7)................................   $0.0286     $0.0286      $0.0286     $0.0294     $0.0294

                                                                         FOR THE PERIOD
                                                                         JUNE 20, 1995*
                                                                             THROUGH
                                                                         MARCH 31, 1996
                                                                         ---------------
                                                                             CLASS Y
                                                                         ---------------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of period................................     $ 12.12
                                                                           -------
  Net investment income/(loss)(1).....................................        0.07
  Net realized and unrealized gain on investments and security sold
   short transactions(2)..............................................        1.87
                                                                           -------
  Net increase in net assets resulting from operations................        1.94
                                                                           -------
  Dividends to shareholders from
    Net investment income.............................................       (0.04)
                                                                           -------
  Net asset value, end of period......................................     $ 14.02
                                                                           -------
                                                                           -------
  Total investment return(3)..........................................       15.98%(5)
                                                                           -------
                                                                           -------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's omitted)...........................     $ 1,293
  Ratio of expenses to average net assets(1)(4).......................        1.15%
  Ratio of net investment income/(loss) to average net assets(1)(4)...        0.97%(5)
  Decrease reflected in above expense ratios and net investment
   income/(loss) due to waivers and reimbursements(4).................        2.04%(5)
  Portfolio turnover rate(6)..........................................       93.45%
  Average commission rate per share(7)................................     $0.0294

---------
 * Commencement of investment operations. Class Y shares commenced its initial public offering on June 20, 1995.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the date of distribution.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales loads or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment returns are not annualized.
(4)  Annualized.
(5) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(6)  Not annualized.
(7) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during each period.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five separate portfolios in operation: three diversified portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio and two non-diversified portfolios, The Insiders Select Fund ("Insiders" or the "Portfolio") and S&P STARS Portfolio (collectively, the "Portfolios"). Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, the Portfolio offers three classes of shares, which have been designated as class A, C and Y shares.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on June 16, 1995, the Portfolio did not have any transactions other than those relating to organizational matters and the sale of one class A share and one class C share of beneficial interest of the Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of $181,965 which were incurred by the Portfolio in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in the Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--The Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value, unless this method does not represent fair value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

SHORT SELLING--When the Portfolio makes a short sale, an amount equal to the proceeds received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of the Portfolio to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Portfolio). Upon the termination of a short sale, the Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. The Portfolio has segregated $259,319 in separate accounts as collateral for open short sales.

Security sold short at September 30, 1996:

                                                               MARKET   UNREALIZED
SHORT SALE                                          PROCEEDS   VALUE       LOSS
--------------------------------------------------  --------  --------  ----------
Talbots, Inc......................................  $125,408  $126,000   $   592

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS--The Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by the Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the six months ended September 30, 1996, Bear Stearns Funds Management Inc. ("BSFM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the investment adviser pursuant to an Investment
Advisory Agreement with the Portfolio. BSFM has engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as the Portfolio's sub-investment adviser to manage the Portfolio's day-to-day investment activities. BSFM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets from which BSFM, in turn, pays Symphony a monthly fee equal to an annual rate of 0.45% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSFM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of the Portfolio's average daily net assets.

During the six months ended September 30, 1996, BSFM (or the "Administrator") served as the administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC Inc. provides certain administrative services to the Portfolio. For providing these services, PFPC Inc. is entitled to receive a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of approximately $132,000 for the Portfolio. During the six months ended September 30, 1996, PFPC Inc. has voluntarily waived a portion of its fee.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale, based on the average total net assets of the Portfolio. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume.

During the six months ended September 30, 1996, the Adviser voluntarily limited the Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of 1.65% of the average daily net assets of its class A shares, 2.15% of the average daily net assets of its class C shares and 1.15% of the average daily net assets of its class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 1996, the Adviser waived its advisory fee of $87,731. In addition, the Adviser reimbursed $125,166, in order to maintain the voluntary expense limitation.

For the six months ended September 30,  1996, Bear Stearns, an affiliate of  the
Adviser   and  the  Administrator,  earned  approximately  $7,980  in  brokerage commissions from portfolio transactions executed on behalf of the Portfolio.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to the Portfolio.

DISTRIBUTION PLAN

The Fund, on behalf of the Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the six months ended September 30, 1996, the Portfolio paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares. Such fees are based on the average daily net assets in each class of the Portfolio and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. For the six months ended September 30, 1996, Bear Stearns earned $78,028 in distribution fees. Bear Stearns uses these fees to pay dealers whose clients hold Portfolio shares and other distribution-related activities.

In addition, as Distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period June 16, 1995 (commencement of investment operations) through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until further notice. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the six months ended September 30, 1996, Bear Stearns has advised the Portfolio that it received approximately $62,000 in front-end sales charges resulting from sales of class A shares of the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised the Portfolio that during the period, it received approximately $13,000 in contingent deferred sales charges upon certain redemptions by class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1996 was $19,944,229. Accordingly, the net unrealized appreciation of investments of $2,481,086 was composed of gross appreciation of $2,706,190 for those investments having an excess of value over cost and $225,104 of gross depreciation for those investments having an excess of cost over value.

For the six months ended September 30, 1996, aggregate purchases and sales of investment securities (excluding short-term investments) for the Portfolio were $13,645,701 and $16,618,391, respectively.

SHARES OF BENEFICIAL INTEREST

The Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge ("CDSC") of 1.00% during the first year. There is no sales charge or CDSC on class Y shares, which are offered primarily to institutional investors.

At September 30, 1996, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Portfolio, of which Bear Stearns owned one class A share and one class C share of the Portfolio.

Transactions in the classes of shares of beneficial interest for the six months ended September 30, 1996 were as follows:

                                                            SALES            REINVESTMENTS       REPURCHASES
                                                    ----------------------  ---------------  -------------------
                                                     SHARES      AMOUNT     SHARES   AMOUNT  SHARES     AMOUNT
                                                    ---------  -----------  ------   ------  -------  ----------
Class A shares....................................    151,228  $ 2,183,800   --       --     185,123  $2,687,225
Class C shares....................................     74,583    1,094,028   --       --     203,247   2,913,698
Class Y shares....................................     14,501      210,883   --       --      16,068     230,964

Transactions in the classes of shares of beneficial interest for the period June 16, 1995 (commencement of investment operations) through March 31, 1996 were as follows:

                                                            SALES            REINVESTMENTS       REPURCHASES
                                                    ----------------------  ---------------  -------------------
                                                     SHARES      AMOUNT     SHARES   AMOUNT  SHARES     AMOUNT
                                                    ---------  -----------  ------   ------  -------  ----------
Class A shares....................................  1,179,727  $15,128,116   537     $7,389  313,951  $4,288,010
Class C shares....................................    801,060   10,158,978   --       --      89,783   1,224,227
Class Y shares*...................................    116,322    1,533,904   226     3,111    24,357     325,759

---------
*Class Y shares commenced its initial public offering on June 20, 1995.

CREDIT AGREEMENT

The Fund, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, S&P STARS Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The Portfolio uses the facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolio had no outstanding loans under the line of credit agreement at September 30, 1996.

[Logo]

     The
     Bear Stearns
     Funds


245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

Robert S. Reitzes                            Chairman of the Board
Neil T. Eigen                                President
Peter B. Fox                                 Executive Vice President
William J. Montgoris                         Executive Vice President
Peter M. Bren                                Trustee
Alan J. Dixon                                Trustee
John R. McKernan, Jr.                        Trustee
M.B. Oglesby, Jr.                            Trustee
Stephen A. Bornstein                         Vice President
Donalda L. Fordyce                           Vice President
Frank J. Maresca                             Vice President and Treasurer
Ellen T. Arthur                              Secretary
Vincent L. Pereira                           Assistant Treasurer
Eileen M. Coyle                              Assistant Secretary

INVESTMENT ADVISER                           DISTRIBUTOR
AND ADMINISTRATOR                            Bear, Stearns & Co. Inc.
Bear Stearns Funds                           245 Park Avenue
Management Inc.                              New York, NY 10167
245 Park Avenue
New York, NY 10167

CUSTODIAN                                    TRANSFER AND DIVIDEND
Custodial Trust Company                      DISBURSEMENT AGENT
101 Carnegie Center                          PFPC Inc.
Princeton, NJ 08540                          Bellevue Corporate Center
                                             400 Bellevue Parkway
                                             Wilmington, DE 19809

COUNSEL                                      INDEPENDENT AUDITORS
Kramer, Levin, Naftalis & Frankel            Deloitte & Touche
919 Third Avenue                             Deloitte & Touche House
New York, NY 10022                           Earlsfort Terrace
                                             Dublin 2, Ireland

The financial information included herein is taken from the records of the Portfolio without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's-Registered Trademark-", "S&P -Registered Trademark-", and "STARS-Registered Trademark-" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poor's.


                                                                    BSF-R-011-03

S&P STARS
PORTFOLIO

SEMI-ANNUAL REPORT
SEPTEMBER 30, 1996

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                             LETTER TO SHAREHOLDERS

                                                               November 12, 1996

Dear Shareholders,

We are pleased to present the semi-annual report to shareholders for the S&P STARS Portfolio (the "Portfolio") for the six months ended September 30, 1996. The Portfolio's total return for the period April 5, 1995 (commencement of investment operations) through September 30, 1996, was 39.49% and 38.36% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. The S&P 500 (Composite) Index ("S&P 500") returned 40.84% for the same period. The average annual total return at September 30, 1996 for the Portfolio was 24.97% and 24.29% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. The S&P 500's average annual total return was 25.78% for the same period. For the six months ended September 30, 1996, class A and C shares returned 9.25% and 9.02% (without giving effect to sales charges and contingent deferred sales charges, if any), respectively, versus 7.72% for the S&P 500.
For the period August 7, 1995 (commencement of initial public offering) through September 30, 1996, class Y shares gained 19.43% compared to 26.36% for the S&P
500. The average annual total return at September 30, 1996 for class Y shares was 16.64% compared to 22.49% for the S&P 500. For the six months ended September 30, 1996, class Y shares gained 9.49% compared to 7.72% for the S&P
500. Further performance data for each class of shares for this reporting period is available in the "Financial Highlights" section of this report.
Based on recent economic data and discussions with several U.S. companies, we continue to believe that U.S. economic growth for the second half of the year will slow down. However, we also believe that inflation and interest rates will remain subdued and we continue to look for growth stocks which will benefit in this economic climate.
During the last six months, the Portfolio was heavily invested in technology and growth stocks. We also maintained modest positions in oil services and financial stocks. The Portfolio had only a limited exposure to cyclicals and consumer durables.
The volatility of the Portfolio reflects the sharp movement in technology stocks. Companies such as Adaptec, Inc., Computer Associates International, Inc. and Sterling Software, Inc., to name a few, experienced sharp sell-offs in the quarter only to hit new highs by the end of September. We continue to hold large positions in Adaptec, Inc., Computer Associates International, Inc., Intel Corp. and International Business Machines Corp. We believe the fundamentals of these and other technology stocks remain strong and we look for continued strong earnings growth in this sector. We believe that Windows NT and new PC developments will contribute to a new wave of corporate upgrading for computers in the U.S. Furthermore, we believe that demand outside the U.S. will remain robust for these products.
We continue to maintain a significant position in healthcare-related companies. We believe companies in this industry will show improved results in their pharmaceutical operations.
Additionally, we are overweighting the oil service, exploration and production stocks. These stocks should benefit from increased activity from the oil companies, which are actively exploring to increase their depleted reserves. We also have a market weighting in banks with Citicorp remaining the most significant holding.
In conclusion, we continue to try to identify companies that have growth characteristics for the next 6 to 12 months.
We appreciate your support and would be pleased to respond to any questions or comments. If you have any questions concerning the Portfolio, please call 1-800-766-4111.

Sincerely,

    [SIGNATURE]
Robert S. Reitzes
Chairman of the Board
The Bear Stearns Funds
Portfolio Manager
S&P STARS Master Series

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A AND C SHARES(1)(2)(3)(4) VS. VARIOUS INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                      S&P 500 (COMPOSITE)   NATIONAL CONSUMER
                                               CLASS A SHARES       CLASS C SHARES           INDEX             PRICE INDEX
4/5/95                                                    $9,525              $10,000              $10,000              $10,000
6/30/95                                                  $10,573              $11,083              $10,842              $10,079
9/30/95                                                  $11,446              $11,975              $11,704              $10,126
12/31/95                                                 $11,648              $12,170              $12,409              $10,178
3/31/96                                                  $12,162              $12,691              $13,075              $10,284
6/30/96                                                  $12,307              $12,837              $13,661              $10,364
9/30/96                                                  $13,287              $13,836              $14,084              $10,430

                                    AVERAGE ANNUAL TOTAL RETURN
                                                   INCLUDING FEE WAIVERS
                                                        AND EXPENSE        EXCLUDING FEE WAIVERS AND
                                                      REIMBURSEMENTS        EXPENSE REIMBURSEMENTS
                                                  -----------------------  -------------------------
S&P STARS Portfolio(4)
    Class A shares(5)...........................             20.96%                    19.99%
    Class C shares..............................             24.29                     23.32
    Class Y shares(2)...........................             16.64                     16.01
S&P 500 (Composite) Index(3)....................             25.78                    --
National Consumer Price Index(3)................              2.86                    --

---------
(1) For the period of April 5, 1995 (commencement of investment operations) through September 30, 1996.
(2) The return of class Y shares (for which August 7, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses (class A shares reflect the initial maximum 4.75% sales load). Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment. Performance of the indices corresponds to the performance of class A and C shares.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to financial statements.
(5) Reflects the initial maximum 4.75% sales load. Without applicable sales load, the total returns would have been 24.97% including fee waivers and expense reimbursements and 23.97% excluding fee waivers and expense reimbursements.

CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                  6.94%
Banks                                  3.13%
Chemicals & Fertilizers                7.38%
Computers & Office Equipment           8.40%
Computer Networks                      4.91%
Computer Services                     13.19%
Cosmetics & Soap                       2.45%
Drug & Hospital Supplies              12.70%
Electrical Equipment                   7.18%
Electronics                           16.47%
Food & Beverages                       6.89%
Healthcare                             4.81%
Restaurants                            3.03%
Retailing                              2.52%

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK HOLDING                                                      SECTOR             NET ASSETS
------------------------------------------------------  ---------------------------  ----------
  1. General Electric Co. ............................. Electrical Equipment            7.18
  2. Adaptec, Inc. .................................... Electronics                     7.10
  3. Computer Associates International, Inc. .......... Computer Services               6.90
  4. Intel Corp. ...................................... Electronics                     6.61
  5. Sterling Software, Inc. .......................... Computer Services               6.29
  6. Bay Networks, Inc. ............................... Computer Networks               4.91
  7. Columbia/HCA Healthcare Corp. .................... Healthcare                      4.81
  8. Merck & Co., Inc. ................................ Drugs & Hospital Supplies       4.76
  9. Pfizer Inc. ...................................... Drugs & Hospital Supplies       4.46
 10. Crompton & Knowles Corp. ......................... Chemicals & Fertilizers         4.43

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

ASSETS
  Investment in S&P STARS Master Series
   ("Master Series"), at value....................  $  88,619,281
  Receivable for Portfolio shares sold............        271,439
  Receivable for investment sold in Master
   Series.........................................        290,257
  Deferred organization expenses and other
   assets.........................................        178,954
                                                    -------------
        Total assets..............................     89,359,931
                                                    -------------
LIABILITIES
  Payable for Portfolio shares repurchased........        290,257
  Payable for investments purchased in Master
   Series.........................................        271,439
  Distribution fee payable (class A and C
   shares)........................................        130,589
  Administration fee payable......................         22,370
  Accrued expenses................................         67,952
                                                    -------------
        Total liabilities.........................        782,607
                                                    -------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......          5,442
  Paid-in capital.................................     73,278,800
  Accumulated net investment loss from Master
   Series.........................................       (314,068)
  Accumulated net realized gain from Master
   Series.........................................      6,227,454
  Net unrealized appreciation from Master
   Series.........................................      9,379,696
                                                    -------------
        Net assets................................  $  88,577,324
                                                    -------------
CLASS A
  Net assets......................................  $  47,964,438
                                                    -------------
  Shares of beneficial interest outstanding.......      2,942,931
                                                    -------------
  Net asset value per share.......................         $16.30
  Maximum offering price per share (net asset
   value plus sales charge of 4.75%* of the
   offering price)................................         $17.11
CLASS C
  Net assets......................................  $  29,830,621
                                                    -------------
  Shares of beneficial interest outstanding.......      1,841,430
                                                    -------------
  Net asset value and offering price per
   share**........................................         $16.20
CLASS Y
  Net assets......................................  $  10,782,265
                                                    -------------
  Shares of beneficial interest outstanding.......        657,692
                                                    -------------
  Net asset value, offering and redemption price
   per share......................................         $16.39

--------
 * On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                            STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

INVESTMENT INCOME
  Allocated net investment income from Master
   Series.........................................  $  288,370
                                                    ----------
EXPENSES
  Distribution fees - class A.....................     115,674
  Distribution fees - class C.....................     144,182
  Transfer agent fees and expenses................      87,364
  Administration fees.............................      63,484
  Accounting fees.................................      33,090
  Federal and state registration fees.............      31,676
  Legal and auditing fees.........................      26,773
  Reports and notices to shareholders.............      22,562
  Amortization of organization expenses...........      20,415
  Trustees' fees and expenses.....................       3,761
  Custodian fees and expenses.....................       2,507
  Other...........................................       3,510
                                                    ----------
        Total expenses............................     554,998
                                                    ----------
  Net investment loss.............................    (266,628)
                                                    ----------
NET REALIZED AND UNREALIZED GAIN FROM MASTER
 SERIES
  Net realized gain...............................   4,212,668
  Net change in unrealized appreciation...........   3,376,679
                                                    ----------
  Net realized and unrealized gain from Master
   Series.........................................   7,589,347
                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $7,322,719
                                                    ----------
                                                    ----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE
                                                                       PERIOD
                                                     FOR THE SIX      APRIL 5,
                                                    MONTHS ENDED        1995*
                                                    SEPTEMBER 30,      THROUGH
                                                        1996          MARCH 31,
                                                     (UNAUDITED)        1996
                                                    -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss.............................  $   (266,628)   $    (47,440)
  Net realized gain from Master Series............     4,212,668       3,768,620
  Net change in unrealized appreciation from
   Master Series..................................     3,376,679       6,003,017
                                                    -------------   -------------
  Net increase in net assets resulting from
   operations.....................................     7,322,719       9,724,197
                                                    -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class Y shares................................            --         (14,755)
                                                    -------------   -------------
  Net realized capital gains
    Class A shares................................            --        (994,461)
    Class C shares................................            --        (560,676)
    Class Y shares................................            --        (183,942)
                                                    -------------   -------------
                                                              --      (1,739,079)
                                                    -------------   -------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares............    16,220,680      86,911,640
  Cost of shares repurchased......................   (16,874,591)    (14,635,820)
  Shares issued in reinvestment of dividends......            --       1,537,317
                                                    -------------   -------------
  Net increase/(decrease) in net assets derived
   from shares of beneficial interest
   transactions...................................      (653,911)     73,813,137
                                                    -------------   -------------
  Total increase in net assets....................     6,668,808      81,783,500

NET ASSETS
  Beginning of period.............................    81,908,516         125,016
                                                    -------------   -------------
  End of period...................................  $ 88,577,324    $ 81,908,516
                                                    -------------   -------------
                                                    -------------   -------------

--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                           FOR THE SIX MONTHS                 FOR THE PERIOD
                                                 ENDED                        APRIL 5, 1995*
                                           SEPTEMBER 30, 1996                    THROUGH
                                              (UNAUDITED)                     MARCH 31, 1996
                                     ------------------------------   ------------------------------
                                     CLASS A    CLASS C    CLASS Y    CLASS A    CLASS C    CLASS Y
                                     --------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
   period..........................  $  14.92   $  14.86   $  14.97   $  12.00   $  12.00   $  14.13
                                     --------   --------   --------   --------   --------   --------
  Net investment
   income/(loss)(1)................     (0.04)     (0.08)        --         --      (0.06)      0.07
  Net realized and unrealized gain
   on investment(2)................      1.42       1.42       1.42       3.31       3.28       1.20
                                     --------   --------   --------   --------   --------   --------
  Net increase in net assets
   resulting from operations.......      1.38       1.34       1.42       3.31       3.22       1.27
                                     --------   --------   --------   --------   --------   --------
  Dividends and distributions to
   shareholders from
    Net investment income..........        --         --         --         --         --      (0.03)
    Net realized capital gains.....        --         --         --      (0.39)     (0.36)     (0.40)
                                     --------   --------   --------   --------   --------   --------
                                           --         --         --      (0.39)     (0.36)     (0.43)
                                     --------   --------   --------   --------   --------   --------
  Net asset value, end of period...  $  16.30   $  16.20   $  16.39   $  14.92   $  14.86   $  14.97
                                     --------   --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------   --------
  Total investment return for the
   period(3).......................      9.25%      9.02%      9.49%     27.68%     26.91%      9.09%(6)
                                     --------   --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------   --------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
   omitted)........................  $ 47,964   $ 29,831   $ 10,782   $ 45,049   $ 28,081   $  8,779
  Ratio of expenses to average net
   assets(1)(4)....................      1.50%      2.00%      1.00%      1.50%      2.00%      1.00%
  Ratio of net investment
   income/(loss) to average net
   assets(1)(4)....................     (0.51)%    (1.02)%       --      (0.01)%    (0.45)%     0.82%(6)
  Decrease reflected in above
   expense ratios and net
   investment income/(loss) due to
   waivers and
   reimbursements(4)(5)............      0.74%      0.75%      0.76%      0.89%      0.92%      0.99%(6)

--------
 * Commencement of investment operations. Class Y shares commenced its initial public offering on August 7, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)   Reflects waivers and reimbursments.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the change in the aggregate gains and losses in investments during the periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the respective periods.
(3) Total investment return does not consider the effects of sales loads or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment returns are not annualized.
(4)   Annualized.
(5)   Includes Portfolio's share of Master Series' expenses.
(6) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A or C shares, due to timing differences in the commencement of the initial public offering of class Y shares.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five portfolios in operation: three diversified portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio, and two non-diversified portfolios, The Insiders Select Fund and S&P STARS Portfolio. As of the date hereof, S&P STARS Portfolio (the "Portfolio") offers three classes of shares which have been designated as class A, C and Y shares.

The Portfolio invests all of its assets in S&P STARS Master Series (the "Master Series"), a separate series of S&P STARS Fund (the "Master Fund"), which has the same objective as the Portfolio. The Master Fund was organized as a Delaware business trust on October 5, 1994 and is registered under the Investment Company Act as an open-end management investment company. The Master Fund currently has one fund in operation, the Master Series, a non-diversified fund. The value of the Portfolio's investment in the Master Series reflects the Portfolio's proportionate beneficial interest in the net assets of the Master Series (99.9% at September 30, 1996). The performance of the Portfolio is directly affected by the performance of the Master Series. The financial statements of the Master Series, including the portfolio of investments, should be read in conjunction with the Portfolio's financial statements.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on April 5, 1995, the Portfolio had no transactions other than those relating to organizational matters and the sale of 5,209 class A shares and 5,209 class C shares of beneficial interest of S&P STARS Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of $203,596 incurred by the Portfolio in connection with the organization, its registration with the Commission and with various states and the initial public offering of its shares have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

INVESTMENT VALUATION--The Portfolio invests all of its assets in the Master Series, rather than in a portfolio of securities. Valuation of securities by the Master Series is discussed in the Master Series' Notes to Financial Statements which are included elsewhere in this report. Expenses and fees, including administrative and distribution fees are accrued daily and taken into account for the purposes of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class the per share net asset value of each class will differ.

INVESTMENT INCOME--The Portfolio accrues its share of income, net of Master Series' expenses, daily on its investment in the Master Series. Net investment income and realized and unrealized gains and losses from investment transactions conducted by the Master Series, are allocated to the Portfolio based on the Portfolio's proportional beneficial interest in the net assets of the Master Series.

The Portfolio's allocated net investment income (other than distribution fees) and realized and unrealized gains and losses from the Master Series is further allocated each day to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS--The Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by the Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the six months ended September 30, 1996, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") serves as administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC Inc. provides certain administrative services to the Portfolio. For providing these services, PFPC Inc. is entitled to receive from the Portfolio a monthly fee of $5,500.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale, based on the average total net assets of the Portfolio.

During the six months ended September 30, 1996, BSFM as the Master Series' Adviser (the "Adviser") has voluntarily undertaken to limit the Portfolio's total operating expenses (other than brokerage commissions, taxes, interest and extraordinary items) to the extent that total Portfolio operating expenses exceeded 1.50% of the average daily net assets of the Portfolio's class A shares, 2.00% of the average daily net assets of the Portfolio's class C shares and 1.00% of the average daily net assets of the Portfolio's class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees (Master Series only) and reimbursements of expenses exceeding the advisory fee (Master Series and Portfolio). The Portfolio will not pay the Adviser at a later time for any amounts it may waive, nor will the Portfolio reimburse the Adviser for any amounts it may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Administrator, serves as custodian to the Portfolio.

DISTRIBUTION PLAN

The Fund, on behalf of the Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the six months ended September 30, 1996, the Portfolio paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares. Such fees are based on the average daily net assets in each class of the Portfolio and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. The fees paid to Bear Stearns are payable without regard to actual expenses incurred. For the period April 1, 1996 through September 30, 1996, Bear Stearns earned $259,856 in distribution fees. Bear Stearns uses these fees primarily to pay dealers whose clients hold Portfolio shares and other distribution-related activities.

In addition, as Distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns pays 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the six months ended September 30, 1996, Bear Stearns has advised the Portfolio that it received approximately $284,000 in front-end sales charges resulting from sales of class A shares of the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. Bear Stearns has advised the Portfolio that for the six months ended September 30, 1996, it received approximately $23,000 in contingent deferred sales charges paid upon certain redemptions by class C shareholders of the Portfolio.

INVESTMENT TRANSACTIONS

Additions and reductions to the Portfolio's investment in the Master Series amounted to $16,220,680 and $17,401,257 respectively.

SHARES OF BENEFICIAL INTEREST

The Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge ("CDSC") of 1.00% during the first year. There is no sales charge or CDSC on class Y shares, which are offered primarily to institutional investors.

At September 30, 1996, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized of which Bear Stearns owned 5,209 class A shares and 5,209 class C shares.

Transactions in the classes of shares of beneficial interest for the six months ended September 30, 1996 were as follows:

                                                                                SALES                REPURCHASES
                                                                         --------------------   ---------------------
                                                                         SHARES      AMOUNT     SHARES      AMOUNT
                                                                         -------   ----------   -------   -----------
Class A shares........................................................   656,613   $9,960,447   733,558   $10,935,895
Class C shares........................................................   257,757    3,861,238   305,406     4,581,727
Class Y shares........................................................   159,901    2,398,995    88,739     1,356,969

Transactions in the classes of shares of beneficial interest for the period April 5, 1995 (commencement of investment operations) through March 31, 1996 were as follows:

                                                    SALES              REINVESTMENTS         REPURCHASES
                                           -----------------------   -----------------   --------------------
                                            SHARES       AMOUNT      SHARES    AMOUNT    SHARES      AMOUNT
                                           ---------   -----------   ------   --------   -------   ----------
Class A shares..........................   3,601,121   $48,488,374   58,847   $850,924   640,092   $9,215,429
Class C shares..........................   2,211,148    29,952,540   34,906    503,689   356,975    5,104,093
Class Y shares*.........................     595,898     8,595,742   12,618    182,704    21,986      316,298

---------
*Class Y shares commenced its initial public offering on August 7, 1995.

CREDIT AGREEMENT

The Fund, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio, The Insiders Select Fund and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each portfolio as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time shall the aggregate outstanding principal amount of all loans to any of the portfolios exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or, at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The Portfolio uses this facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolio had no amount outstanding under the line of credit agreement at September 30, 1996.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 ----------------------------------------------------------
                                                    MARKET
SHARES+                                              VALUE
-------------------------------------------------------------
               COMMON STOCKS--98.41%
               BANKS - 3.13%
     17,500    Bank of New York Co., Inc. ......  $   514,062
     25,000    Citicorp.........................    2,265,625
                                                  -----------
                                                    2,779,687
                                                  -----------

               CHEMICALS & FERTILIZERS - 7.38%
    240,000    Crompton & Knowles Corp. ........    3,930,000
     40,000    Rohm & Haas Co.++................    2,620,000
                                                  -----------
                                                    6,550,000
                                                  -----------

               COMPUTER NETWORKS - 4.91%
    160,000    Bay Networks, Inc.+++ ...........    4,360,000
                                                  -----------

               COMPUTER SERVICES - 13.19%
    102,500    Computer Associates
               International, Inc. .............    6,124,375
     73,000    Sterling Software, Inc. .........    5,575,375
                                                  -----------
                                                   11,699,750
                                                  -----------

               COMPUTERS & OFFICE EQUIPMENT -
               8.40%
     95,000    Cheyenne Software Inc.+++*.......    2,042,500
     31,500    International Business Machines
               Corp. ...........................    3,921,750
     35,000    Oracle Systems Corp. ............    1,489,688
                                                  -----------
                                                    7,453,938
                                                  -----------

               CONTAINERS - 1.70%
     36,600    Fisher Scientific International
               Inc.++++.........................    1,509,750
                                                  -----------

               COSMETICS & SOAP - 2.45%
     25,000    Colgate-Palmolive Co. ...........    2,171,875
                                                  -----------

               DRUGS & HOSPITAL SUPPLIES -
               12.70%
     49,000    Amgen Inc.*......................    3,093,125
     60,000    Merck & Co., Inc. ...............    4,222,500
     50,000    Pfizer Inc. .....................    3,956,250
                                                  -----------
                                                   11,271,875
                                                  -----------

-------------------------------------------------------------
                                                    MARKET
SHARES+                                              VALUE
-------------------------------------------------------------

               ELECTRICAL EQUIPMENT - 7.18%
     70,000    General Electric Co. ............  $ 6,370,000
                                                  -----------

               ELECTRONICS - 16.47%
    105,000    Adaptec, Inc.+++*................    6,300,000
      2,000    Intel Corp.+++...................      190,875
    100,000    Intel Corp. Warrants expiring
               3/09/98+++*......................    5,675,000
     37,500    Microchip Technology Inc.++++*...    1,401,563
     10,000    Oaks Industries Inc.*............      332,500
     15,000    SGS - Thompson Microelecs
               N.V.*............................      710,625
                                                  -----------
                                                   14,610,563
                                                  -----------

               ENTERTAINMENT & LEISURE - 0.69%
     40,000    Comcast Corp., Class A...........      615,000
                                                  -----------

               FOOD & BEVERAGES - 6.89%
     90,000    Interstate Bakeries Corp.++......    3,285,000
    100,000    Pepsico, Inc.+++.................    2,825,000
                                                  -----------
                                                    6,110,000
                                                  -----------

               HEALTHCARE - 4.81%
     75,000    Columbia/HCA Healthcare Corp. ...    4,265,625
                                                  -----------

               MISCELLANEOUS INDUSTRIALS - 0.43%
     25,000    Mariner Health Group, Inc.*......      384,375
                                                  -----------

               OIL & NATURAL GAS - 1.51%
     45,000    Apache Devices Inc. .............    1,338,750
                                                  -----------

               OIL - OFFSHORE DRILLING - 1.02%
     57,500    Global Marine Inc.*..............      905,625
                                                  -----------

               RESTAURANTS - 3.03%
    125,000    Wendy's International, Inc. .....    2,687,500
                                                  -----------

The accompanying notes are an integral part of the financial statements.

                    THE          BEAR          STEARNS FUNDS

                            S&P STARS Master Series
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

-------------------------------------------------------------
                                                    MARKET
SHARES+                                              VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)

               RETAILING - 2.52%
     50,000    Sears, Roebuck & Co. ............  $ 2,237,500
                                                  -----------
               Total Common Stocks
               (cost - $77,929,983).............   87,321,813
               Other assets in excess
               of liabilities - 1.59%...........    1,413,490
                                                  -----------
               Net Assets - 100.00%.............  $88,735,303
                                                  -----------
                                                  -----------

---------
+    Unless otherwise indicated all common stocks are ranked five stars.
++   Currently ranked three stars.
+++  Currently ranked four stars.
++++ Not ranked by STARS.
*    Non-income producing security.

S&P STARS RANKINGS:
Five stars - Buy - Expected to be among the best performers over the next twelve months and to rise in price.
Four stars - Accumulate - Expected to be an above-average performer.
Three stars - Hold - Expected to be an average performer.
Two stars - Avoid - Expected to be a below-average performer.
One star - Sell - Expected to be a well-below-average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

ASSETS
  Investments, at value (cost - $77,929,983)......  $  87,321,813
  Cash............................................          9,070
  Receivable for investments sold.................      5,009,300
  Receivable for beneficial interests sold........        271,439
  Dividends and interest receivable...............         64,807
  Receivable from investment adviser..............         27,154
  Deferred organization expenses and other
   assets.........................................         77,653
                                                    --------------
        Total assets..............................     92,781,236
                                                    --------------
LIABILITIES
  Loan payable....................................        519,879
  Payable for investments purchased...............      3,171,669
  Payable for beneficial interests repurchased....        290,257
  Administration and accounting fees payable......         16,500
  Custodian fee payable...........................          8,457
  Accrued expenses................................         39,171
                                                    --------------
        Total liabilities.........................      4,045,933
                                                    --------------
NET ASSETS
  Net proceeds from capital contributions and
   withdrawals....................................     79,343,473
  Net unrealized appreciation on investments......      9,391,830
                                                    --------------
        Net assets applicable to investors'
       beneficial interests.......................  $  88,735,303
                                                    --------------
                                                    --------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                            STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends.......................................  $   384,549
  Interest........................................       32,162
                                                    -----------
                                                        416,711
                                                    -----------
EXPENSES
  Advisory fees...................................      318,040
  Administration and accounting fees..............       54,952
  Custodian fees and expenses.....................       23,060
  Legal and auditing fees.........................       16,545
  Amortization of organization expenses...........       10,028
  Trustees' fees and expenses.....................       10,028
  Insurance expenses..............................        8,243
  Other...........................................        2,757
                                                    -----------
        Total expenses before waivers and
       reimbursements.............................      443,653
        Less: waivers and reimbursements..........     (315,677)
                                                    -----------
        Total expenses after waivers and
       reimbursements.............................      127,976
                                                    -----------
  Net investment income...........................      288,735
                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
 SECURITIES SOLD SHORT AND OPTION TRANSACTIONS
  Net realized gain/(loss) from:
        Investments...............................    4,276,245
        Option transactions.......................       (1,540)
        Securities sold short.....................      (60,724)
  Net change in unrealized appreciation on
   investments, securities sold short and option
   transactions...................................    3,385,456
                                                    -----------
  Net realized and unrealized gain on investments,
   securities sold short and option
   transactions...................................    7,599,437
                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $ 7,888,172
                                                    -----------
                                                    -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE SIX
                                                               MONTHS ENDED     FOR THE PERIOD
                                                               SEPTEMBER 30,    APRIL 5, 1995*
                                                                   1996             THROUGH
                                                                (UNAUDITED)     MARCH 31, 1996
                                                              ---------------   ---------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income.....................................    $   288,735       $   695,588
  Net realized gain from investments, securities sold short
   and option transactions..................................      4,213,981         3,769,370
  Net change in unrealized appreciation on investments......      3,385,456         6,006,374
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations......      7,888,172        10,471,332
                                                              ---------------   ---------------

CAPITAL TRANSACTIONS
  Contributions.............................................     16,220,680        86,999,990
  Withdrawals...............................................    (17,401,257)      (15,568,630)
                                                              ---------------   ---------------
  Net increase/(decrease) in net assets derived from capital
   transactions.............................................     (1,180,577)       71,431,360
                                                              ---------------   ---------------
  Total increase in net assets..............................      6,707,595        81,902,692
NET ASSETS
  Beginning of period.......................................     82,027,708           125,016
                                                              ---------------   ---------------
  End of period.............................................    $88,735,303       $82,027,708
                                                              ---------------   ---------------
                                                              ---------------   ---------------

--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            S&P STARS Master Series
                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below are ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                    FOR THE SIX MONTHS    FOR THE PERIOD
                                                          ENDED           APRIL 5, 1995*
                                                    SEPTEMBER 30, 1996    THROUGH MARCH
                                                       (UNAUDITED)           31, 1996
                                                    ------------------   ----------------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's omitted).......       $88,735             $82,028
  Ratio of expenses to average net assets(1)(2)...          0.30%               0.19%
  Ratio of net investment income to average net
   assets(1)(2)...................................          0.68%               1.36%
  Decrease reflected in above expense ratios due
   to waivers and reimbursements(2)...............          0.74%               0.91%
  Portfolio turnover rate(3)......................        111.48%             295.97%
  Average commission rate per share(4)............       $0.0636             $0.0603

--------
*   Commencement of investment operations.
(1)   Reflects waivers and reimbursements.
(2)   Annualized.
(3)   Not annualized.
(4) Represents average commission rate per share charged to the Master Series on purchases and sales of investments during each period.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                 S&P STARS Fund

                            S&P STARS Master Series
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

S&P STARS Fund (the "Master Fund") was organized as a Delaware business trust on October 5, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Master Fund is a "series fund" which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. The Master Fund currently has one portfolio in operation, S&P STARS Master Series (the "Master Series"), a non-diversified portfolio.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on April 5, 1995, the Master Fund had no transactions other than those relating to organizational matters and the sale of 10,418 shares of beneficial interest of the Master Series to S&P STARS Portfolio (the "Portfolio") of The Bear Stearns Funds. Costs of approximately $100,000 incurred by the Master Fund in connection with the organization and its registration with the Commission have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Master Series. The Master Series commenced investment operations on April 5, 1995. In the event that the Portfolio or any transferee of the Portfolio redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Master Series is liquidated prior to the end of the sixty month period, the Portfolio or the transferee of the Portfolio shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--Securities, including covered call options written by the Master Series, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory, administration fees and distribution fees, are accrued daily and taken into account for the purposes of determining the net asset value of the Master Series' shares.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Master Series' investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

OPTIONS WRITING--When the Master Series writes an option, an amount equal to the premium received by the Master Series is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Master Series on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Master Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Master Series. The Master Series' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Master Series' involvement in these financial instruments. In writing an option, the Master Series bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Master Series could result in the Master Series selling or buying a security at a price different from the current market value. The Master Series' activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks.

Option activity for the six months ended September 30, 1996 was as follows:

                                                                               PUT OPTIONS
                                                                         -----------------------
                                                                         CONTRACTS    PREMIUMS
                                                                         ---------   -----------
Outstanding at beginning of period....................................        --            --
Options purchased.....................................................        70       $ 1,960
Options closed or expired.............................................       (70  )     (1,960)
                                                                              --
                                                                                     -----------
Outstanding at end of period..........................................        --            --
                                                                              --
                                                                                     -----------

SHORT SELLING--When the Master Series makes a short sale, an amount equal to the proceeds received by the Master Series is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of the Master Series to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Master Series). Upon the termination of a short sale, the Master Series will recognize a gain, limited to the price at which the Master Series sold the security short, if the market price is less than the proceeds originally received. The Master Series will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Master Series' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements

U.S. FEDERAL TAX STATUS--The Master Series is treated as a partnership for U.S. federal tax purposes. No provision is made by the Master Series for U.S. federal taxes; each investor in the Master Series is ultimately responsible for the payment of any taxes. Since one of the Master Series' investors is a regulated investment company that invests all of its assets in the Master Series (S&P STARS Portfolio or the "Portfolio"), the Master Series normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for the Portfolio to satisfy them. The Master Series intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the six months ended September 30, 1996, Bear Stearns Funds Management Inc. ("BSFM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser of the Master Series pursuant to an Investment Advisory Agreement. The Adviser is entitled to receive from the Master Series a monthly fee equal to an annual rate of 0.75% of the Master Series' average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolio, PFPC International Ltd. provides certain administrative services to the Master Series. For providing these services, PFPC International Ltd. is entitled to receive from the Master Series a monthly fee equal to an annual rate of 0.12% of the Master Series' net assets up to $200 million, 0.09% of the next $200 million, 0.075% of the next $200 million, and 0.05% of net assets above $600 million, subject to a minimum fee of $8,500 for the Master Series, payable monthly.

During the six months ended September 30, 1996, the Adviser has voluntarily undertaken to limit the Portfolio's total operating expenses (other than brokerage commissions, interest, taxes and extraordinary items) to the extent that total Portfolio operating expenses exceeded 1.50% of the average daily net assets of the Portfolio's class A shares, 2.00% of the average daily net assets of the Portfolio's class C shares and 1.00% of the average daily net assets of the Portfolio's class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 1996, the Adviser waived $281,502 of its advisory fee and reimbursed $34,175 of the Master Series expenses in order to maintain the voluntary expense limitation. The Master Series will not pay the Adviser at a later time for any amounts it may waive, nor will the Master Series reimburse the Adviser for any amounts it may assume.

For the six months ended September 30, 1996, Bear, Stearns & Co. Inc., an affiliate of the Adviser, earned $163,976 in brokerage commissions from portfolio transactions executed on behalf of the Master Series.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser, serves as custodian to the Master Series.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1996 was $78,625,125. Accordingly, the net unrealized appreciation of investments of $8,696,688 was composed of gross appreciation of $10,157,692 for those investments having an excess of value over cost; and gross depreciation of $1,461,004 for those investments having an excess of cost over value.

For the six months ended September 30, 1996, aggregate purchases and sales of investment securities (excluding short-term investments) were $94,245,208 and $91,264,909 respectively.

CREDIT AGREEMENT

The S&P STARS Fund, on behalf of the Master Series, has entered into a credit agreement with The First National Bank of Boston. Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio and The Bear Stearns Funds consisting of S&P STARS Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio and The Insiders Select Fund are also parties to the credit agreement. The agreement provides that each portfolio as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time shall the aggregate outstanding principal amount of all loans to any of the portfolios exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or, at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The Master Series uses this facility to borrow money only for temporary or emergency (not leveraging) purposes. The Master Series had $519,879 outstanding at an interest rate of 7.375% under the line of credit agreement at September 30, 1996.

[Logo]

     The
     Bear Stearns
     Funds


245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

Robert S. Reitzes                            Chairman of the Board
Neil T. Eigen                                President
Peter B. Fox                                 Executive Vice President
William J. Montgoris                         Executive Vice President
Peter M. Bren                                Trustee
Alan J. Dixon                                Trustee
John R. McKernan, Jr.                        Trustee
M.B. Oglesby, Jr.                            Trustee
Stephen A. Bornstein                         Vice President
Donalda L. Fordyce                           Vice President
Frank J. Maresca                             Vice President and Treasurer
Ellen T. Arthur                              Secretary
Vincent L. Pereira                           Assistant Treasurer
Eileen M. Coyle                              Assistant Secretary

INVESTMENT ADVISER                           DISTRIBUTOR
AND ADMINISTRATOR                            Bear, Stearns & Co. Inc.
Bear Stearns Funds                           245 Park Avenue
Management Inc.                              New York, NY 10167
245 Park Avenue
New York, NY 10167

CUSTODIAN                                    TRANSFER AND DIVIDEND
Custodial Trust Company                      DISBURSEMENT AGENT
101 Carnegie Center                          PFPC Inc.
Princeton, NJ 08540                          Bellevue Corporate Center
                                             400 Bellevue Parkway
                                             Wilmington, DE 19809

COUNSEL                                      INDEPENDENT AUDITORS
Kramer, Levin, Naftalis & Frankel            Deloitte & Touche LLP
919 Third Avenue                             Two World Financial Center
New York, NY 10022                           New York, NY 10281


The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.
                                                                    BSF-R-009-03

LARGE CAP
VALUE PORTFOLIO

SMALL CAP
VALUE PORTFOLIO

TOTAL RETURN
BOND PORTFOLIO

SEMI-ANNUAL REPORT
SEPTEMBER 30, 1996

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                             LETTER TO SHAREHOLDERS

                                                               November 12, 1996
Dear Shareholders,

We are pleased to present the semi-annual report to shareholders for the Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap") and Total Return Bond Portfolio ("Bond Portfolio") (collectively, the "Portfolios") for the six months ended September 30, 1996.

LARGE CAP VALUE PORTFOLIO

Large Cap's total return for the period April 4, 1995 (commencement of investment operations) through September 30, 1996, was 28.68% and 27.71% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. The S&P 500 (Composite) Index (the "S&P 500") returned 40.95% for the same period. The average annual total return at September 30, 1996 for Large Cap was 18.36% and 17.76% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. The S&P 500 average annual total return was 25.79% for the same period. For the six months ended September 30, 1996, class A and C shares returned 1.85% and 1.59% (without giving effect to sales charges and contingent deferred sales charges, if any), respectively, versus 7.72% for the S&P 500.

For the period September 11, 1995 (commencement of initial public offering) through September 30, 1996, class Y shares gained 11.05% compared to 22.72% for the S&P 500. The average annual total return at September 30, 1996 for class Y shares was 10.42% compared to 21.36% for the S&P 500. For the six months ended September 30, 1996, class Y shares gained 2.12% compared to 7.72% for the S&P
500. Further performance data for each class of shares for this reporting period is available in the "Financial Highlights" section of this report.

The first six months of Large Cap's fiscal year was characterized by a relatively strong equity market. Value stocks have under-performed growth stocks over this period and Large Cap has been exceptionally hard hit by earnings disappointments. Digital Equipment Corp. and Stewart & Stevenson Services, Inc. were both the victims of poor earnings reports. However, we believe that value stocks will re-establish themselves in the near future; growth stocks look somewhat extended and value stocks are relatively inexpensive versus growth stocks.

Our financial sector holdings continue to do well, led by BankAmerica Corp., Bank of New York Co., Inc., Great Western Financial Corp. and Union Planters Corp. We will continue to overweight the financial sector given its discount to the market in general. Additionally, we find the sector's less variable and less leveraged earnings very attractive. In the banking sector in particular, we see better management of credit and interest rate risk and the best capital level in thirty years.

From a fundamental point of view, we are comfortable with the equity market. The economy has slowed from the unsustainable pace of the second quarter. Consumer spending has eased and capital spending is growing more slowly. We believe growth should be modest next year as well. This bodes well for inflation and interest rates.

SMALL CAP VALUE PORTFOLIO

Small Cap's total return for the period April 3, 1995 (commencement of investment operations) through September 30, 1996, was 49.60% and 48.23% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively, compared to 35.91% for its benchmark, the Russell 2000 Index (the "Russell 2000"). The average annual total return at September 30, 1996 for Small Cap was 30.83% and 30.03% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively, versus 22.72% for the Russell 2000. For the six months ended September 30, 1996, class A and C shares returned 11.34% and 10.96% (without giving effect to sales charges and contingent deferred sales charges), respectively, compared to 5.50% for the Russell 2000.

For the period June 22, 1995 (commencement of initial public offering) through September 30, 1996, class Y shares gained 37.70% compared to 24.16% for the Russell 2000. The average annual total return at September 30, 1996 for class Y shares was 28.41% compared to 18.43% for the Russell 2000. For the six months ended September 30, 1996, class Y shares gained 11.48% compared to 5.50% for the Russell 2000. Further performance data for each class of shares for this reporting period is available in the "Financial Highlights" section of this report.

Performance during the first six months of this year was paced by a doubling in price of one of our specialty retail holdings, American Eagle Outfitters, Inc. As expected, this company is being viewed more and more as The Gap for Generation X. Additionally, the sharp appreciation of recent purchases including S3 Inc., Furniture Brands Intl., Inc., Health Images, Inc., and Foodmaker Inc. (which we highlighted in the annual report) contributed to the performance of Small Cap. Our best performing stock for the third quarter was S3 Inc., which rose by 53%. We began buying the stock in April, when it sold at just over $11 per share following a decline of nearly 50% over the prior six months due to some product transition concerns. S3 Inc. makes graphics accelerator chips and is considered one of the best in its industry. With the launch of their new 3D chip (which is exactly the direction in which video games and PCs are going), earnings have the ability to truly accelerate over the next 15 months.

Although there was a great deal of volatility in the market during the third quarter, by the end of the period, there was little change in the performance of small company stocks. As a result, the solid returns reported last quarter, both on an absolute and relative basis, have been retained. Larger cap stocks in general performed somewhat better during the quarter. As a result, small cap stocks are now even less expensive when compared to their larger brethren.

As we are formulating our outlook for 1997, it would appear that following a second half slowdown here in the U.S., economic growth on a global basis will accelerate next year. Coupled with an environment of stable interest rates, 1997 could be a good year for small cap stocks. Generally, small cap stocks perform best when the economy transitions from slow growth to faster growth.

TOTAL RETURN BOND PORTFOLIO

The Bond Portfolio's total return for the period April 5, 1995 (commencement of investment operations) through September 30, 1996 was 10.73% and 10.10% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively. The Salomon Brothers Broad Investment Grade ("BIG") Bond Index returned 12.84% for the same time period. The average annual total return at September 30, 1996 for the Bond Portfolio was 7.05% and 6.64% (without giving effect to sales charges and contingent deferred sales charges, if any) for class A and C shares, respectively, compared to the Salomon Brothers BIG Bond Index which returned 8.43%. For the six months ended September 30, 1996, class A and C shares gained 2.18% and 1.97% (without giving effect to sales charges and contingent deferred sales charges, if any), respectively, versus 2.37% for the Salomon Brothers BIG Bond Index.

For the period September 8, 1995 (commencement of initial public offering) through September 30, 1996, class Y shares gained 5.18% compared to 5.54% for the Salomon Brothers BIG Bond Index. The average annual total return at September 30, 1996 for class Y shares was 4.85% compared to 5.19% for the Salomon Brothers BIG Bond Index. For the six months ended September 30, 1996, class Y shares gained 2.37% compared to 2.37% for the Salomon Brothers BIG Bond Index. Further performance data for each class of shares for this reporting period is available in the "Financial Highlights" section of this report.

The fixed income markets traded in a range from late April through the end of the third quarter as economic indicators gave conflicting signs about the direction and strength of economic growth. Employment and hourly earnings statistics remained strong, consistent with the increases in both industrial production and inventories. New home sales swelled in August, however, soft existing home, retail and auto sales, as well as a large drop in durable goods orders all point to slower growth ahead. Inflation has continued to come in at the low end of estimates and should end the year at or below 3%. The widely expected Federal Reserve (the "Fed") tightening failed to materialize, lending further credence to the slower growth theory. The bond market responded favorably to the Fed's inaction by pushing interest rates down across the maturity spectrum. The yield curve (2 year vs. 30 year) steepened by four basis points as short and intermediate Treasuries modestly outperformed their longer-term counterparts.

Mortgage-backed securities were the best performing sector, producing a total return of 2.75% for the six month period. Corporate bonds also performed relatively well, returning 2.35% for the period, as spreads versus comparable Treasuries narrowed.

The economy has slowed from the unsustainable pace of the second quarter. Consumer spending has eased and capital spending is growing more slowly. We believe that economic growth should be modest for the remainder of the year and into next year as well. This bodes well for both inflation and interest rates.

We have positioned the Bond Portfolio to take advantage of a trend toward slower growth. We have overweighted corporates, which still represent value as spreads versus Treasuries have the potential to narrow further. As expectations of a tighter monetary policy begin to wane, we will also emphasize intermediate maturity Treasuries, which should be good relative performers in this environment.

In conclusion, we appreciate your support and would be pleased to respond to any questions or comments. If you have any questions concerning these Portfolios, please call 1-800-766-4111.

                                   Sincerely,

       [SIGNATURE]                  [SIGNATURE]                         [SIGNATURE]
Robert S. Reitzes                   Neil T. Eigen                       Peter E. Mahoney
Chairman of the Board               President                           Portfolio Manager
The Bear Stearns Funds              The Bear Stearns Funds              Total Return Bond Portfolio
                                    Portfolio Manager
                                    Large Cap Value Portfolio
                                    Small Cap Value Portfolio

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A AND C SHARES(1)(2)(3)(4) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              CLASS A SHARES    CLASS C SHARES     S&P 500 (COMPOSITE) INDEX
4/4/95                                                                 $9,525           $10,000                        $10,000
6/30/95                                                                10,192            10,683                         10,851
9/30/95                                                                11,295            11,825                         11,714
12/31/95                                                               11,915            12,483                         12,419
3/31/96                                                                12,034            12,571                         13,086
6/30/96                                                                12,042            12,563                         13,673
9/30/96                                                                12,257            12,771                         14,095
$9,525 Investment made on April 4, 1995
Past performance is not predictive of future performance

                                                               NATIONAL CONSUMER PRICE INDEX
4/4/95                                                                                 $10,000
6/30/95                                                                                 10,079
9/30/95                                                                                 10,126
12/31/95                                                                                10,178
3/31/96                                                                                 10,284
6/30/96                                                                                 10,364
9/30/96                                                                                 10,430
$9,525 Investment made on April 4, 1995
Past performance is not predictive of future performance

                                      AVERAGE ANNUAL TOTAL RETURN
                                                INCLUDING FEE WAIVERS AND    EXCLUDING FEE WAIVERS AND
                                                 EXPENSE REIMBURSEMENTS       EXPENSE REIMBURSEMENTS
                                               ---------------------------  ---------------------------
Large Cap Value Portfolio(4)
    Class A shares(5)........................               14.57%                       12.67%
    Class C shares ..........................               17.76                        15.52
    Class Y shares(2)........................               10.42                         9.25
S&P 500 (Composite) Index(3).................               25.79                       --
National Consumer Price Index(3).............                2.85                       --

---------
(1) For the period of April 4, 1995 (commencement of investment operations) through September 30, 1996.
(2) The return of class Y shares (for which September 11, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio (class A shares reflects the initial maximum 4.75% sales load) and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment. Performance of the indices corresponds to the performance of class A and C shares.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.
(5) Reflects the initial maximum 4.75% sales load. Without applicable sales load, the total returns would have been 18.36% including fee waivers and expense reimbursements and 16.40% excluding fee waivers and expense reimbursements.

CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                           Small Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A AND C SHARES(1)(2)(3)(4) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                              CLASS A SHARES    CLASS C SHARES    RUSSELL 2000 INDEX
4/3/95                                                                 $9,525           $10,000               $10,000
6/30/95                                                                10,343            10,842                10,875
9/30/95                                                                12,057            12,625                11,901
12/31/95                                                               12,128            12,674                12,115
3/31/96                                                                12,797            13,359                12,682
6/30/96                                                                14,241            14,848                13,316
9/30/96                                                                14,249            14,823                13,591
$9,525 Investment made on April 3, 1995
Past performance is not predictive of future performance

                                                               NATIONAL CONSUMER PRICE INDEX
4/3/95                                                                                 $10,000
6/30/95                                                                                 10,079
9/30/95                                                                                 10,126
12/31/95                                                                                10,178
3/31/96                                                                                 10,284
6/30/96                                                                                 10,364
9/30/96                                                                                 10,430
$9,525 Investment made on April 3, 1995
Past performance is not predictive of future performance

                                      AVERAGE ANNUAL TOTAL RETURN
                                                INCLUDING FEE WAIVERS AND    EXCLUDING FEE WAIVERS AND
                                                 EXPENSE REIMBURSEMENTS       EXPENSE REIMBURSEMENTS
                                               ---------------------------  ---------------------------
Small Cap Value Portfolio(4)
    Class A shares(5)........................               26.65%                       24.97%
    Class C shares ..........................               30.03                        28.93
    Class Y shares(2)........................               28.41                        27.64
Russell 2000 Index(3)........................               22.72                       --
National Consumer Price Index(3).............                2.85                       --

---------
(1) For the period of April 3, 1995 (commencement of investment operations) through September 30, 1996.
(2) The return of class Y shares (for which June 22, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio (class A shares reflects the initial maximum 4.75% sales load) and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment. Performance of the indices corresponds to the performance of class A and C shares.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.
(5) Reflects the initial maximum 4.75% sales load. Without applicable sales load, the total returns would have been 30.83% including fee waivers and expense reimbursements and 29.11% excluding fee waivers and expense reimbursements.

CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                          Total Return Bond Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A AND C SHARES(1)(2)(3)(4) VS. VARIOUS INDICES EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                      SALOMON BROTHERS BROAD
                                                              CLASS A SHARES    CLASS C SHARES     INVESTMENT GRADE BOND INDEX
4/5/95                                                                 $9,625           $10,000                           $10,000
6/30/95                                                                10,027            10,412                            10,553
9/30/95                                                                10,206            10,587                            10,753
12/31/95                                                               10,679            11,064                            11,219
3/31/96                                                                10,430            10,797                            11,023
6/30/96                                                                10,467            10,824                            11,077
9/30/96                                                                10,658            11,010                            11,284
$9,625 Investment made on April 5, 1995
Past performance is not predictive of future performance

                                                               NATIONAL CONSUMER
                                                                  PRICE INDEX
4/5/95                                                                     $10,000
6/30/95                                                                     10,079
9/30/95                                                                     10,126
12/31/95                                                                    10,178
3/31/96                                                                     10,284
6/30/96                                                                     10,364
9/30/96                                                                     10,430
$9,625 Investment made on April 5, 1995
Past performance is not predictive of future performance

                                      AVERAGE ANNUAL TOTAL RETURN
                                                INCLUDING FEE WAIVERS AND    EXCLUDING FEE WAIVERS AND
                                                 EXPENSE REIMBURSEMENTS       EXPENSE REIMBURSEMENTS
                                               ---------------------------  ---------------------------
Total Return Bond Portfolio(4)
    Class A shares(5)........................                4.35%                        1.86%
    Class C shares ..........................                6.64                         3.99
    Class Y shares(2)........................                4.85                         2.60
Salomon Brothers Broad Investment Grade Bond
 Index(3)....................................                8.43                       --
National Consumer Price Index(3).............                2.86                       --

---------
(1) For the period of April 5, 1995 (commencement of investment operations) through September 30, 1996.
(2) The return of class Y shares (for which September 8, 1995 was the initial public offering date) would have been higher than class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to class Y shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio (class A shares reflects the initial maximum 3.75% sales load) and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment. Performance of the indices corresponds to the performance of class A and C shares.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.
(5) Reflects the initial maximum 3.75% sales load. Without applicable sales load, the average annual total returns would have been 7.05% including fee waivers and expense reimbursements and 4.54% excluding fee waivers and expense reimbursements.
CDSC -- Contingent Deferred Sales Charge.

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Credit & Finance                      13.95%
Electrical Equipment                  13.88%
Chemicals & Fertilizers                3.28%
Computers & Office Equipment           9.14%
Retailing                              3.38%
Banks                                  6.16%
Insurance                              6.05%
Services                               3.28%
Automobiles                            5.34%
Furnishings & Appliances               3.38%
Drugs & Hospital Supplies             13.72%
Aerospace                              3.15%
Forest Products & Paper                3.08%
Other                                 12.21%

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                                        PERCENT OF
RANK   HOLDING                                                       SECTOR             NET ASSETS
-----  --------------------------------------------------  ---------------------------  ----------
   1.  Baxter International, Inc. .......................  Drugs & Hospital Supplies        3.95
   2.  Stewart & Stevenson Services, Inc.................  Electrical Equipment             3.78
   3.  ADT Ltd...........................................  Electrical Equipment             3.76
   4.  Union Planters Corp. .............................  Credit & Finance                 3.73
   5.  BankAmerica Corp. ................................  Banks                            3.59
   6.  Federal National Mortgage Association.............  Credit & Finance                 3.52
   7.  Great Western Financial Corp. ....................  Credit & Finance                 3.48
   8.  Bristol-Myers Squibb Co. .........................  Drugs & Hospital Supplies        3.41
   9.  Armstrong World Industries, Inc. .................  Furnishings & Appliances         3.38
  10.  May Department Stores Co. ........................  Retailing                        3.38

                             THE BEAR STEARNS FUNDS

                           Small Cap Value Portfolio
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Textiles & Shoes                      12.49%
Coal                                   3.06%
Credit & Finance                       3.91%
Miscellaneous Industrials              8.31%
Electrical Equipment                   4.75%
Non-Ferrous Metals                     2.91%
Banks                                  7.66%
Publishing & Broadcasting              4.17%
Building & Housing                     7.40%
Drugs & Hospital Supplies              2.80%
Telecommunications                     3.10%
Electronics                            6.73%
Services                               4.57%
Other                                  9.09%
Tobacco                                3.07%
Lodging & Catering                     4.84%
Computers & Office Equipment           6.61%
Retailing                              4.53%

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                                        PERCENT OF
RANK   HOLDING                                                       SECTOR             NET ASSETS
-----  --------------------------------------------------  ---------------------------  ----------
   1.  California Financial Holding Co. .................  Banks                            5.28
   2.  Cephalon Inc. ....................................  Services                         4.57
   3.  S3 Inc. ..........................................  Computers & Office
                                                           Equipment                        4.38
   4.  Cadmus Communications Corp. ......................  Publishing & Broadcasting        4.17
   5.  Foodmaker Inc. ...................................  Lodging & Catering               3.96
   6.  Windmere Corp. ...................................  Electrical Equipment             3.79
   7.  Furniture Brands Intl., Inc. .....................  Textiles & Shoes                 3.60
   8.  Donnkenny Inc. ...................................  Textiles & Shoes                 3.37
   9.  Ann Taylor, Inc. .................................  Textiles & Shoes                 3.32
  10.  Davel Communications Group, Inc. .................  Telecommunications               3.10

                             THE BEAR STEARNS FUNDS

                          Total Return Bond Portfolio
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             TREASURY / GOVERNMENT SECURITIES     CORPORATE     ASSET-BACKED
Total Return Bond Portfolio                                                              19.86%        41.78%            4.40%
Salomon Brothers Broad Investment Grade Bond Index                                       52.00%        17.00%            2.00%

                                                              MORTGAGE-BACKED SECURITIES     CASH & CASH EQUIVALENTS

Total Return Bond Portfolio                                                         26.05%                       7.91%

Salomon Brothers Broad Investment Grade Bond Index                                  29.00%                       0.00%


--------------------------------------------------------------------------------

                     FIXED INCOME PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

                                                      TOTAL RETURN    SALOMON BROTHERS BROAD
                                                          BOND         INVESTMENT GRADE BOND
                                                        PORTFOLIO              INDEX
                                                      -------------  -------------------------

                                                       8.36 years           8.46 years
Average Maturity....................................

                                                       5.09 years           4.79 years
Average Duration....................................

                                                            6.87%                7.23%
Average Coupon......................................

                                                            7.00%                6.98%
Yield to Maturity...................................
----------------------------------------------------------------------------------------------

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

----------------------------------------------------------
                                                  MARKET
SHARES                                             VALUE
-----------------------------------------------------------
           COMMON STOCKS--99.33%

           AEROSPACE - 3.15%
    6,000  United Technologies Corp. .........  $   720,750
                                                -----------
           AUTOMOBILES - 5.34%
   20,000  Ford Motor Co. ....................      625,000
   12,400  General Motors Corp. ..............      595,200
                                                -----------
                                                  1,220,200
                                                -----------
           BANKS - 6.16%
   10,000  BankAmerica Corp. .................      821,250
   20,000  Bank of New York Co., Inc. ........      587,500
                                                -----------
                                                  1,408,750
                                                -----------
           BUILDING & HOUSING - 2.74%
   17,000  Owens-Corning Fiberglas Corp. .....      626,875
                                                -----------
           CHEMICALS & FERTILIZERS - 3.28%
   10,000  Grace (W.R.) & Co. ................      750,000
                                                -----------

           COMPUTERS & OFFICE EQUIPMENT -
           9.14%
   16,000  Digital Equipment Corp.*...........      572,000
   19,000  Tandy Corp. .......................      767,125
   14,000  Xerox Corp. .......................      750,750
                                                -----------
                                                  2,089,875
                                                -----------

           CREDIT & FINANCE - 13.95%
   23,100  Federal National Mortgage
           Association........................      805,613
   30,000  Great Western Financial Corp. .....      795,000
   15,000  Travelers Group, Inc. .............      736,875
   24,000  Union Planters Corp. ..............      852,000
                                                -----------
                                                  3,189,488
                                                -----------
           DRUGS & HOSPITAL SUPPLIES - 13.72%
   19,300  Baxter International, Inc. ........      902,275
    8,100  Bristol-Myers Squibb Co. ..........      780,637
   36,000  Chiron Corp.*......................      684,000
   12,000  Medtronic, Inc. ...................      769,500
                                                -----------
                                                  3,136,412
                                                -----------

-----------------------------------------------------------
                                                  MARKET
SHARES                                             VALUE
-----------------------------------------------------------

           ELECTRICAL EQUIPMENT - 13.88%
   45,000  ADT Ltd.*..........................  $   860,625
    8,000  General Electric Co. ..............      728,000
    9,600  Raychem Corp. .....................      720,000
   40,000  Stewart & Stevenson Services,
           Inc. ..............................      865,000
                                                -----------
                                                  3,173,625
                                                -----------

           ELECTRONICS -1.70%
    7,500  Motorola, Inc. ....................      387,188
                                                -----------

           FOOD & BEVERAGES - 2.93%
    7,450  Philip Morris Cos. Inc. ...........      668,637
                                                -----------

           FOREST PRODUCTS & PAPER - 3.08%
    8,000  Kimberly - Clark Corp. ............      705,000
                                                -----------

           FURNISHINGS & APPLIANCES - 3.38%
   12,400  Armstrong World Industries,
           Inc. ..............................      773,450
                                                -----------

           INSURANCE - 6.05%
   25,000  Equitable Cos., Inc. ..............      643,750
   40,000  USF&G Corp. .......................      740,000
                                                -----------
                                                  1,383,750
                                                -----------

           MISCELLANEOUS INDUSTRIALS - 1.32%
   22,000  Dial Corp. ........................      302,500
                                                -----------

           RAILROADS - 2.85%
    9,000  Conrail Inc. ......................      651,375
                                                -----------

           RETAILING - 3.38%
   15,900  May Department Stores Co. .........      773,138
                                                -----------

           SERVICES - 3.28%
   37,000  Humana Inc.*.......................      749,250
                                                -----------
           Total Common Stocks
           (cost - $21,680,471)...............   22,710,263
                                                -----------

The accompanying notes are an integral part of the financial statements.

THE          BEAR          STEARNS FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

-----------------------------------------------------------
                                                  MARKET
SHARES                                             VALUE
-----------------------------------------------------------
           SHORT-TERM INVESTMENT--8.28%
           INVESTMENT COMPANY - 8.28%
1,892,912  The Milestone Funds Treasury
           Obligations
           Portfolio, Institutional Shares**
           (cost - $1,892,912)................  $ 1,892,912
                                                -----------
           Total Investments
           (cost - $23,573,383) - 107.61%.....   24,603,175
           Liabilities in excess of other
           assets - (7.61)%...................   (1,739,595)
                                                -----------
           Net Assets - 100.00%...............  $22,863,580
                                                -----------
                                                -----------

---------
 * Non-income producing security.
 ** Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 ----------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------
           COMMON STOCKS--99.98%

           BANKS - 7.66%
   10,000  Bank United Corp., Class A..........  $   248,750
   20,100  Bay View Capital Corp. .............      716,063
   92,250  California Financial Holding Co. ...    2,144,813
                                                 -----------
                                                   3,109,626
                                                 -----------

           BUILDING & HOUSING - 7.40%
  132,625  Fedders Corp., Class A..............      679,703
   48,500  Giant Cement Holding, Inc.*.........      721,438
   56,800  M/I Schottenstein Homes, Inc.*......      497,000
   56,000  Triangle Pacific Corp.*.............    1,106,000
                                                 -----------
                                                   3,004,141
                                                 -----------

           CHEMICALS & FERTILIZERS - 1.91%
   85,000  Applied Extrusion Technologies,
           Inc.*...............................      775,625
                                                 -----------
           COAL - 3.06%
   72,000  Zeigler Coal Holding Co. ...........    1,242,000
                                                 -----------

           COMPUTERS & OFFICE EQUIPMENT - 6.61%
   25,600  Dialogic Corp.*.....................      908,800
   90,000  S3 Inc.*............................    1,777,500
                                                 -----------
                                                   2,686,300
                                                 -----------

           COSMETICS & SOAPS - 1.98%
   60,550  Guest Supply, Inc.*.................      802,288
                                                 -----------
           CREDIT & FINANCE - 3.91%
   30,000  RenaissanceRe Holdings Ltd. ........      840,000
   23,900  Security-Connecticut Corp. .........      749,862
                                                 -----------
                                                   1,589,862
                                                 -----------
           DRUGS & HOSPITAL SUPPLIES - 2.80%
   85,000  Health Images, Inc. ................    1,136,875
                                                 -----------

           ELECTRICAL EQUIPMENT - 4.75%
   62,500  Aerovax Inc.*.......................      390,625
  112,000  Windmere Corp. .....................    1,540,000
                                                 -----------
                                                   1,930,625
                                                 -----------

------------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------

           ELECTRONICS - 6.73%
   57,300  Cubic Corp. Designs.................  $ 1,117,350
   40,000  Elsag Bailey Process Automation
           N.V. ...............................      855,000
   77,000  Griffon Corp.*......................      760,375
                                                 -----------
                                                   2,732,725
                                                 -----------

           ENTERTAINMENT & LEISURE - 1.75%
   32,000  Avondale Industries, Inc.*..........      596,000
   48,000  Graff Pay-Per-View Inc.*............      114,000
                                                 -----------
                                                     710,000
                                                 -----------

           GROCERY PRODUCTS - 1.60%
   53,200  FoodBrands America, Inc.*...........      651,700
                                                 -----------

           LODGING & CATERING - 4.84%
  161,000  Foodmaker Inc.*.....................    1,610,000
   36,200  John Q. Hammons Hotels, Inc.*.......      357,475
                                                 -----------
                                                   1,967,475
                                                 -----------

           MACHINERY - 1.83%
   83,900  Lamson & Sessions Co.*..............      744,612
                                                 -----------

           MISCELLANEOUS INDUSTRIALS - 8.31%
   36,000  Furon Co. ..........................    1,212,500
   58,400  Greyhound Lines Inc.*...............      197,100
   43,900  Ornda Healthcorp*...................    1,201,763
   45,000  VWR Scientific Products*............      765,000
                                                 -----------
                                                   3,376,363
                                                 -----------

           NON-FERROUS METALS - 2.91%
   29,100  Mueller Industries, Inc.*...........    1,182,187
                                                 -----------

           PUBLISHING & BROADCASTING - 4.17%
  101,100  Cadmus Communications Corp. ........    1,693,425
                                                 -----------

           RETAILING - 4.53%
   45,000  American Eagle Outfitters, Inc.*....      956,250
   60,000  Michaels Stores, Inc.*..............      881,250
                                                 -----------
                                                   1,837,500
                                                 -----------

The accompanying notes are an integral part of the financial statements.

THE          BEAR          STEARNS FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

------------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------
           COMMON STOCKS (CONTINUED)
           SERVICES - 4.57%
   77,000  Cephalon Inc.*......................  $ 1,857,625
                                                 -----------

           TELECOMMUNICATIONS - 3.10%
   72,500  Davel Communications Group, Inc.*...    1,259,687
                                                 -----------

           TEXTILES & SHOES - 12.49%
   80,000  Ann Taylor, Inc.*...................    1,350,000
   46,000  Cone Mills Corp.*...................      362,250
   80,000  Donnkenny Inc.*.....................    1,370,000
   37,000  Fieldcrest Cannon, Inc.*............      527,250
  100,000  Furniture Brands Intl., Inc.*.......    1,462,500
                                                 -----------
                                                   5,072,000
                                                 -----------

           TOBACCO - 3.07%
   65,100  Dimon Inc. .........................    1,245,037
                                                 -----------
           Total Common Stocks
           (cost - $35,300,293)................   40,607,678
                                                 -----------

------------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
------------------------------------------------------------

           SHORT-TERM INVESTMENT--1.18%
           INVESTMENT COMPANY - 1.18%
  480,934  The Milestone Funds Treasury
           Obligations Portfolio, Institutional
           Shares**
           (cost - $480,934)...................  $   480,934
                                                 -----------
           Total Investments
           (cost - $35,781,227) - 101.16%......   41,088,612
           Liabilities in excess of other
           assets - (1.16)%....................     (473,622)
                                                 -----------
           Net Assets - 100.00%................  $40,614,990
                                                 -----------
                                                 -----------

---------
 * Non-income producing security.
** Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          Total Return Bond Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT      MARKET
DESCRIPTION                                                                                        (000'S)      VALUE
------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--92.09%
CORPORATE OBLIGATIONS - 46.18%
ASSET-BACKED - 4.40%
Access Financial Mortgage Loan Trust, Sequential Paper, Series 1996-2, Class A5, 7.925%,
 06/18/27.......................................................................................  $     200  $   203,458
Ford Credit 1995-B Grantor Trust, Asset-Backed Certificates, Class A, 5.90%, 10/15/00...........        602      599,907
Standard Credit Card Trust 1990-6, Credit Card Participation Certificates, Class A, 9.375%,
 07/10/97.......................................................................................        190      195,531
                                                                                                             -----------
                                                                                                                 998,896
                                                                                                             -----------
FINANCE - 17.93%
Associates Corp. N.A., Senior Notes, 7.50%, 05/15/99............................................        150      153,562
Caterpillar Financial Services Corp., Series E, MTN, 6.56%, 11/03/97............................        150      150,592
CIT Group Holdings, Inc., Senior Notes, MTN, 6.75%, 05/14/01....................................        250      249,062
Ford Motor Credit, Global Bond, 7.00%, 09/25/01.................................................        500      501,875
General Motors Acceptance Corp., MTN, 6.125%, 09/08/97..........................................        675      674,507
International Bank for Reconstruction and Development, 7.625%, 02/13/97.........................        100      100,625
Lehman Brothers Inc., Senior Subordinated Notes, 7.125%, 07/15/02...............................        400      397,000
Mepc Finance Inc., Mepc P.L.C. Guaranteed, 7.50%, 05/01/03......................................        500      503,750
Salomon Inc, Senior Notes, 6.75%, 02/15/03......................................................        750      721,875
Secured Finance, Inc., Debentures, FSA Insured, 9.05%,12/15/04..................................        550      617,375
                                                                                                             -----------
                                                                                                               4,070,223
                                                                                                             -----------
GOVERNMENT - REGIONAL - 2.43%
Province of Quebec, Yankee Debentures, 7.50%, 07/15/23..........................................        575      552,000
                                                                                                             -----------
INDUSTRIAL - 21.42%
Anadarko Petroleum, 7.73%, 09/15/45.............................................................        500      503,750
Chevron Trust Fund, Debentures, Chevron Corp. Guaranteed, 8.11%, 12/01/04.......................        750      792,188
Commonwealth Edison Co., 6.375%, 07/15/00.......................................................        500      490,625
Philip Morris Cos. Inc., Notes, 7.25%, 09/15/01.................................................        650      654,063
Phillips Petroleum Co., Notes, 8.49%, 01/01/23..................................................        600      607,500
Sears, Roebuck & Co., MTN, 9.05%, 02/06/12......................................................        450      507,375
Six Flags Entertainment Inc., Senior Notes, Time Warner Entertainment Inc. Guaranteed, Zero
 Coupon, 12/15/99...............................................................................        250      200,313
Time Warner Entertainment Inc., Debentures, 8.375%, 03/15/23....................................        500      492,500
U.S. West Communications, Debentures, 6.875%, 09/15/33..........................................        700      614,250
                                                                                                             -----------
                                                                                                               4,862,564
                                                                                                             -----------
Total Corporate Obligations (cost - $10,480,366)................................................              10,483,683
                                                                                                             -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 26.05%
Federal Home Loan Mortgage Corporation
  6.00%, 10/01/00...............................................................................        250      244,943
  6.00%, 05/01/11...............................................................................      1,482    1,407,475
  8.00%, 04/01/10...............................................................................        300      307,019
  8.00%, 06/01/11...............................................................................        344      351,925

The accompanying notes are an integral part of the financial statements.

THE          BEAR          STEARNS FUNDS

                          Total Return Bond Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT      MARKET
DESCRIPTION                                                                                        (000'S)      VALUE
------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (CONTINUED)

U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  5.80%, 12/10/03...............................................................................  $     250  $   236,485
  6.50%, 03/01/26...............................................................................      1,103    1,037,015
  6.50%, 04/01/26...............................................................................         19       18,240
  7.00%, 01/01/26...............................................................................        250      241,196
Government National Mortgage Association
  7.00%, 08/15/10...............................................................................        234      232,471
  7.00%, 08/15/25...............................................................................        271      260,855
  7.00%, 02/15/26...............................................................................        143      137,711
  7.00%, 03/15/26...............................................................................      1,493    1,437,630
                                                                                                             -----------
Total U.S. Government Agency Obligations (cost - $5,920,343)....................................               5,912,965
                                                                                                             -----------

U.S. GOVERNMENT OBLIGATIONS - 19.86%
U.S. Treasury Bonds
  7.625%, 02/15/25..............................................................................        700      751,716
U.S. Treasury Notes
  5.75%, 10/31/00...............................................................................        625      610,125
  5.875%, 08/15/98..............................................................................      1,150    1,145,389
  5.875%, 02/15/04..............................................................................        350      334,750
  6.625%, 07/31/01..............................................................................        300      301,866
  7.125%, 09/30/99..............................................................................        825      843,769
  7.75%, 11/30/99...............................................................................        500      520,295
                                                                                                             -----------
Total U.S. Government Obligations (cost - $4,559,067)...........................................               4,507,910
                                                                                                             -----------
Total Long-Term Investments (cost - $20,959,776)................................................              20,904,558
                                                                                                             -----------

SHORT-TERM INVESTMENTS--10.03%

U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 4.40%
Federal Home Loan Mortgage Corporation, Discount Note, 5.19%, 10/03/96 (cost - $999,712)........      1,000      999,712
                                                                                                             -----------


                                                                                                   SHARES
                                                                                                  ---------
INVESTMENT COMPANY - 5.63%
The Milestone Funds Treasury Obligations Portfolio, Institutional Shares* (cost - $1,278,109)...  1,278,109    1,278,109
                                                                                                             -----------
Total Short-Term Investments (cost - $2,277,821)................................................               2,277,821
                                                                                                             -----------

Total Investments (cost - $23,237,597) - 102.12%................................................              23,182,379
Liabilities in excess of other assets - (2.12)%.................................................                (482,485)
                                                                                                             -----------
Net Assets - 100.00%............................................................................             $22,699,894
                                                                                                             -----------
                                                                                                             -----------

---------
FSA  Financial Security Assurance.
MTN Medium Term Notes.
*    Money market fund.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                      LARGE CAP        SMALL CAP      TOTAL RETURN
                                                        VALUE            VALUE            BOND
                                                      PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                    --------------   --------------   ------------
ASSETS
  Investments, at value (cost-$23,573,383,
   $35,781,227 and
   $23,237,597, respectively).....................  $  24,603,175    $  41,088,612    $23,182,379
  Dividends and interest receivable...............         37,503            6,255        248,726
  Receivable for Portfolio shares sold............         42,498           98,257        116,119
  Receivable from investment adviser..............         24,758           13,225         45,011
  Deferred organization expenses and other
   assets.........................................        104,971          123,814         93,933
                                                    --------------   --------------   ------------
        Total assets..............................     24,812,905       41,330,163     23,686,168
                                                    --------------   --------------   ------------
LIABILITIES
  Payable for Portfolio shares repurchased........      1,831,356          561,007        818,270
  Administration fee payable......................         14,751           43,283         34,528
  Dividends payable...............................             --               --         26,951
  Distribution fee payable (class A and C
   shares)........................................         15,993           41,895          7,240
  Organization expenses payable...................          8,520               --          7,095
  Custodian fee payable...........................          3,534            4,539          5,055
  Accrued expenses................................         75,171           64,449         87,135
                                                    --------------   --------------   ------------
        Total liabilities.........................      1,949,325          715,173        986,274
                                                    --------------   --------------   ------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......          1,484            2,305          1,869
  Paid-in capital.................................     21,157,963       34,637,597     22,961,037
  Undistributed net investment income/(loss)......         87,129         (139,788)            --
  Accumulated net realized gain/(loss) from
   investments....................................        587,212          807,491       (207,794)
  Net unrealized appreciation/(depreciation) on
   investments....................................      1,029,792        5,307,385        (55,218)
                                                    --------------   --------------   ------------
        Net assets................................  $  22,863,580    $  40,614,990    $22,699,894
                                                    --------------   --------------   ------------
                                                    --------------   --------------   ------------
CLASS A
  Net assets......................................  $   5,696,018    $  11,409,044    $ 4,322,833
                                                    --------------   --------------   ------------
  Shares of beneficial interest outstanding.......        369,622          645,831        355,879
                                                    --------------   --------------   ------------
  Net asset value per share.......................         $15.41           $17.67         $12.15
                                                    --------------   --------------   ------------
                                                    --------------   --------------   ------------
  Maximum offering price per share (net asset
   value plus sales charge of 4.75%*, 4.75%* and
   3.75%*, respectively, of the offering price)...         $16.18           $18.55         $12.62
                                                    --------------   --------------   ------------
                                                    --------------   --------------   ------------
CLASS C
  Net assets......................................  $   4,095,640    $  12,494,605    $ 1,828,085
                                                    --------------   --------------   ------------
                                                          267,349          712,959        150,497
  Shares of beneficial interest outstanding.......
                                                    --------------   --------------   ------------
  Net asset value and offering price per
   share**........................................         $15.32           $17.52         $12.15
                                                    --------------   --------------   ------------
                                                    --------------   --------------   ------------
CLASS Y
  Net assets......................................  $  13,071,922    $  16,711,341    $16,548,976
                                                    --------------   --------------   ------------
  Shares of beneficial interest outstanding.......        846,751          945,777      1,362,390
                                                    --------------   --------------   ------------
  Net asset value, offering and redemption price
   per share......................................         $15.44           $17.67         $12.15
                                                    --------------   --------------   ------------
                                                    --------------   --------------   ------------

---------
 * On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                            LARGE CAP           SMALL CAP          TOTAL RETURN
                                                                         VALUE PORTFOLIO     VALUE PORTFOLIO      BOND PORTFOLIO
                                                                         ----------------    ----------------    ----------------
INVESTMENT INCOME
  Dividends...........................................................      $ 217,682           $ 102,323                  --
  Interest............................................................          2,722               5,128           $ 761,510
                                                                         ----------------    ----------------    ----------------
                                                                              220,404             107,451             761,510
                                                                         ----------------    ----------------    ----------------
EXPENSES
  Advisory fees.......................................................         80,363             127,493              51,715
  Accounting fees.....................................................         52,898              61,319              51,186
  Transfer agent fees and expenses....................................         52,717              56,133              54,243
  Distribution fees - class A.........................................         12,006              24,477               7,661
  Distribution fees - class C.........................................         18,290              50,797               6,736
  Administration fees.................................................         16,072              25,498              17,238
  Legal and auditing fees.............................................         16,754              20,537              19,287
  Reports and notices to shareholders.................................         13,035              13,035              13,035
  Amortization of organization expenses...............................          9,957              10,832               7,673
  Federal and state registration fees.................................         10,863              11,141               5,867
  Insurance expenses..................................................          7,589               7,589               7,589
  Custodian fees and expenses.........................................          4,914               6,718               7,023
  Trustees' fees and expenses.........................................          3,510               3,510               8,010
  Other...............................................................          3,518               4,350                 478
                                                                         ----------------    ----------------    ----------------
        Total expenses before waivers and reimbursements..............        302,486             423,429             257,741
        Less: waivers and reimbursements..............................       (164,071)           (176,190)           (191,096)
                                                                         ----------------    ----------------    ----------------
        Total expenses after waivers and reimbursements...............        138,415             247,239              66,645
                                                                         ----------------    ----------------    ----------------
  Net investment income/(loss)........................................         81,989            (139,788)            694,865
                                                                         ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from investments...........................        495,177             603,706            (258,599)
  Net change in unrealized appreciation/(depreciation) on
   investments........................................................       (109,561)          2,620,992              97,174
                                                                         ----------------    ----------------    ----------------
  Net realized and unrealized gain/(loss) on investments..............        385,616           3,224,698            (161,425)
                                                                         ----------------    ----------------    ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................      $ 467,605           $3,084,910          $ 533,440
                                                                         ----------------    ----------------    ----------------
                                                                         ----------------    ----------------    ----------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS
                           Large Cap Value Portfolio

                                                                FOR THE SIX MONTHS      FOR THE PERIOD
                                                                      ENDED             APRIL 3, 1995*
                                                                SEPTEMBER 30, 1996      THROUGH MARCH
                                                                   (UNAUDITED)             31, 1996
                                                               --------------------    ----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income.....................................       $    81,989           $       20,211
  Net realized gain from investments........................           495,177                   95,147
  Net change in unrealized appreciation on investments......          (109,561)               1,139,353
                                                               --------------------    ----------------
  Net increase in net assets resulting from operations......           467,605                1,254,711
                                                               --------------------    ----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares..........................................                --                   (4,557)
    Class C shares..........................................                --                       --
    Class Y shares..........................................                --                  (10,514)
                                                               --------------------    ----------------
                                                                            --                  (15,071)
                                                               --------------------    ----------------

  Net realized capital gains
    Class A shares..........................................                --                   (1,184)
    Class C shares..........................................                --                   (1,037)
    Class Y shares..........................................                --                     (891)
                                                               --------------------    ----------------
                                                                            --                   (3,112)
                                                               --------------------    ----------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares......................        17,358,508               10,493,529
  Cost of shares repurchased................................        (5,511,706)              (1,214,980)
  Shares issued in reinvestment of dividends................                --                    9,088
                                                               --------------------    ----------------
  Net increase in net assets derived from shares of
   beneficial interest transactions.........................        11,846,802                9,287,637
                                                               --------------------    ----------------
  Total increase in net assets..............................        12,314,407               10,524,165

NET ASSETS
  Beginning of period.......................................        10,549,173                   25,008
                                                               --------------------    ----------------
  End of period (including undistributed net investment
   income of
   $87,129 and $5,140, respectively)........................       $22,863,580           $   10,549,173
                                                               --------------------    ----------------
                                                               --------------------    ----------------

--------
* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS
                           Small Cap Value Portfolio

                                                                   FOR THE SIX          FOR THE PERIOD
                                                                   MONTHS ENDED         APRIL 3, 1995*
                                                                SEPTEMBER 30, 1996      THROUGH MARCH
                                                                   (UNAUDITED)             31, 1996
                                                               --------------------    ----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment loss.......................................       $  (139,788)          $      (69,561)
  Net realized gain from investments........................           603,706                  544,848
  Net change in unrealized appreciation on investments......         2,620,992                2,686,393
                                                               --------------------    ----------------
  Net increase in net assets resulting from operations......         3,084,910                3,161,680
                                                               --------------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized capital gains
    Class A shares..........................................                --                  (64,256)
    Class C shares..........................................                --                  (72,361)
    Class Y shares..........................................                --                 (134,885)
                                                               --------------------    ----------------
                                                                            --                 (271,502)
                                                               --------------------    ----------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares......................        19,268,421               23,204,316
  Cost of shares repurchased................................        (3,954,586)              (4,151,186)
  Shares issued in reinvestment of dividends................                --                  247,929
                                                               --------------------    ----------------
  Net increase in net assets derived from shares of
   beneficial interest transactions.........................        15,313,835               19,301,059
                                                               --------------------    ----------------
  Total increase in net assets..............................        18,398,745               22,191,237

NET ASSETS
  Beginning of period.......................................        22,216,245                   25,008
                                                               --------------------    ----------------
  End of period.............................................       $40,614,990           $   22,216,245
                                                               --------------------    ----------------
                                                               --------------------    ----------------

--------
* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS
                          Total Return Bond Portfolio

                                                                FOR THE SIX MONTHS      FOR THE PERIOD
                                                                      ENDED             APRIL 3, 1995*
                                                                SEPTEMBER 30, 1996      THROUGH MARCH
                                                                   (UNAUDITED)             31, 1996
                                                               --------------------    ----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income.....................................       $   694,865           $      670,434
  Net realized gain/(loss) from investments.................          (258,599)                 105,601
  Net change in unrealized depreciation on investments......            97,174                 (152,392)
                                                               --------------------    ----------------
  Net increase in net assets resulting from operations......           533,440                  623,643
                                                               --------------------    ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares..........................................          (126,994)                (232,740)
    Class C shares..........................................           (48,460)                 (84,059)
    Class Y shares..........................................          (519,411)                (353,635)
                                                               --------------------    ----------------
                                                                      (694,865)                (670,434)
                                                               --------------------    ----------------
  Net realized capital gains
    Class A shares..........................................                --                  (13,644)
    Class C shares..........................................                --                   (5,746)
    Class Y shares..........................................                --                  (35,406)
                                                               --------------------    ----------------
                                                                            --                  (54,796)
                                                               --------------------    ----------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares......................         7,680,122               19,389,794
  Cost of shares repurchased................................        (3,810,806)              (1,253,726)
  Shares issued in reinvestment of dividends................           551,287                  381,251
                                                               --------------------    ----------------
  Net increase in net assets derived from shares of
   beneficial interest transactions.........................         4,420,603               18,517,319
                                                               --------------------    ----------------
  Total increase in net assets..............................         4,259,178               18,415,732
NET ASSETS
  Beginning of period.......................................        18,440,716                   24,984
                                                               --------------------    ----------------
  End of period.............................................       $22,699,894           $   18,440,716
                                                               --------------------    ----------------
                                                               --------------------    ----------------

--------
* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                              FINANCIAL HIGHLIGHTS
                           Large Cap Value Portfolio
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                      FOR THE SIX MONTHS           FOR THE PERIOD
                                                                   ENDED SEPTEMBER 30, 1996    APRIL 3, 1995* THROUGH
                                                                          (UNAUDITED)              MARCH 31, 1996
                                                                   -------------------------  -------------------------
                                                                   CLASS A  CLASS C  CLASS Y  CLASS A  CLASS C  CLASS Y
                                                                   -------  -------  -------  -------  -------  -------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of period...........................  $ 15.13  $ 15.08  $ 15.12  $ 12.00  $ 12.00  $ 13.98
                                                                   -------  -------  -------  -------  -------  -------
  Net investment income/(loss)(1)................................     0.02       --     0.09     0.06    (0.01)    0.07
  Net realized and unrealized gain on investments(2).............     0.26     0.24     0.23     3.10     3.10     1.16
                                                                   -------  -------  -------  -------  -------  -------
  Net increase in net assets resulting from operations...........     0.28     0.24     0.32     3.16     3.09     1.23
                                                                   -------  -------  -------  -------  -------  -------
  Dividends and distributions to shareholders from
  Net investment income..........................................       --       --       --    (0.02)      --    (0.08)
  Net realized capital gains.....................................       --       --       --    (0.01)   (0.01)   (0.01)
                                                                   -------  -------  -------  -------  -------  -------
                                                                        --       --       --    (0.03)   (0.01)   (0.09)
                                                                   -------  -------  -------  -------  -------  -------
  Net asset value, end of period.................................  $ 15.41  $ 15.32  $ 15.44  $ 15.13  $ 15.08  $ 15.12
                                                                   -------  -------  -------  -------  -------  -------
                                                                   -------  -------  -------  -------  -------  -------
  Total investment return(3).....................................     1.85%    1.59%    2.12%   26.35%   25.71%    8.75%(4)
                                                                   -------  -------  -------  -------  -------  -------
                                                                   -------  -------  -------  -------  -------  -------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's omitted)......................  $ 5,696  $ 4,096  $13,072  $ 3,616  $ 3,520  $ 3,413
  Ratio of expenses to average net assets(1)(5)..................     1.50%    2.00%    1.00%    1.50%    2.00%    1.00%
  Ratio of net investment income/(loss) to average net
   assets(1)(5)..................................................     0.49%      --     1.09%    0.46%  (0.06)%    0.76%(4)
  Decrease reflected in above expense ratios and net investment
   income/(loss) due to waivers and reimbursements(5)............     1.77%    1.81%    1.67%    4.34%    4.39%    4.41%(4)
  Portfolio turnover rate(6).....................................    34.01%   34.01%   34.01%   45.28%   45.28%   45.28%
  Average commission rate per share(7)...........................  $0.0596  $0.0596  $0.0596  $0.0596  $0.0596  $0.0596

---------
 * Commencement of operations. Commenced investment operations on April 4, 1995. Class Y shares commenced its initial public offering on September 11, 1995.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)   Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales loads or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment returns are not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5)   Annualized.
(6)   Not annualized.
(7) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during each period.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                              FINANCIAL HIGHLIGHTS
                           Small Cap Value Portfolio
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                           FOR THE SIX MONTHS                     FOR THE PERIOD
                                                        ENDED SEPTEMBER 30, 1996              APRIL 3, 1995* THROUGH
                                                               (UNAUDITED)                        MARCH 31, 1996
                                                    ---------------------------------   -----------------------------------
                                                     CLASS A     CLASS C     CLASS Y     CLASS A     CLASS C      CLASS Y
                                                    ---------   ---------   ---------   ---------   ---------   -----------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of period............  $   15.87   $   15.79   $   15.85   $   12.00   $   12.00   $     13.09
                                                    ---------   ---------   ---------   ---------   ---------   -----------
  Net investment loss(1)..........................      (0.07)      (0.10)      (0.03)      (0.07)      (0.10)           --
  Net realized and unrealized gain on
   investments(2).................................       1.87        1.83        1.85        4.17        4.11          3.05
                                                    ---------   ---------   ---------   ---------   ---------   -----------
  Net increase in net assets resulting from
   operations.....................................       1.80        1.73        1.82        4.10        4.01          3.05
                                                    ---------   ---------   ---------   ---------   ---------   -----------
  Distributions to shareholders from
  Net realized capital gains......................         --          --          --       (0.23)      (0.22)        (0.29)
                                                    ---------   ---------   ---------   ---------   ---------   -----------
  Net asset value, end of period..................  $   17.67   $   17.52   $   17.67   $   15.87   $   15.79   $     15.85
                                                    ---------   ---------   ---------   ---------   ---------   -----------
                                                    ---------   ---------   ---------   ---------   ---------   -----------
  Total investment return(3)......................      11.34%      10.96%      11.48%      34.36%      33.59%        23.52%(4)
                                                    ---------   ---------   ---------   ---------   ---------   -----------
                                                    ---------   ---------   ---------   ---------   ---------   -----------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's omitted).......  $  11,409   $  12,495   $  16,711   $   6,474   $   6,753   $     8,989
  Ratio of expenses to average net assets(1)(5)...       1.50%       2.00%       1.00%       1.50%       2.00%         1.00%
  Ratio of net investment loss to average net
   assets(1)(5)...................................      (0.88)%     (1.38)%     (0.38)%     (0.66)%     (1.09)%          --
  Decrease reflected in above expense ratios and
   net investment loss due to waivers and
   reimbursements(5)..............................       1.09%       1.08%       1.08%       2.32%       2.39%         2.45%(4)
  Portfolio turnover rate(6)......................      12.96%      12.96%      12.96%      40.79%      40.79%        40.79%
  Average commission rate per share(7)............  $  0.0559   $  0.0559   $  0.0559   $  0.0572   $  0.0572   $    0.0572

--------
 * Commencement of operations. Commenced investment operations on April 3, 1995. Class Y shares commenced its initial public offering on June 22, 1995.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales loads or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment returns are not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5)  Annualized.
(6)  Not annualized.
(7) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during each period.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                              FINANCIAL HIGHLIGHTS
                          Total Return Bond Portfolio
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                       FOR THE SIX MONTHS             FOR THE PERIOD
                                                                    ENDED SEPTEMBER 30, 1996      APRIL 3, 1995* THROUGH
                                                                           (UNAUDITED)                MARCH 31, 1996
                                                                   ---------------------------  ---------------------------
                                                                   CLASS A   CLASS C   CLASS Y  CLASS A   CLASS C   CLASS Y
                                                                   -------   -------   -------  -------   -------   -------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of period...........................  $12.26    $12.26    $ 12.26  $12.00    $12.00    $ 12.35
                                                                   -------   -------   -------  -------   -------   -------
  Net investment income(1).......................................    0.36      0.33       0.38    0.71      0.67       0.41
  Net realized and unrealized gain/(loss) on investments(2)......   (0.11)    (0.11)     (0.11)   0.30      0.30      (0.05)
                                                                   -------   -------   -------  -------   -------   -------
  Net increase in net assets resulting from operations...........    0.25      0.22       0.27    1.01      0.97       0.36
                                                                   -------   -------   -------  -------   -------   -------
  Dividends and distributions to shareholders from
  Net investment income..........................................   (0.36)    (0.33)     (0.38)  (0.71)    (0.67)     (0.41)
  Net realized capital gains.....................................      --        --         --   (0.04)    (0.04)     (0.04)
                                                                   -------   -------   -------  -------   -------   -------
                                                                    (0.36)    (0.33)     (0.38)  (0.75)    (0.71)     (0.45)
                                                                   -------   -------   -------  -------   -------   -------
  Net asset value, end of period.................................  $12.15    $12.15    $ 12.15  $12.26    $12.26    $ 12.26
                                                                   -------   -------   -------  -------   -------   -------
                                                                   -------   -------   -------  -------   -------   -------
  Total investment return(3).....................................    2.18%     1.97%      2.37%   8.54%     8.13%      2.92%(4)
                                                                   -------   -------   -------  -------   -------   -------
                                                                   -------   -------   -------  -------   -------   -------
RATIOS/SUPPLEMENTAL DATA(7)
  Net assets, end of period (000's omitted)......................  $4,323    $1,828    $16,549  $4,467    $1,775    $12,199
  Ratio of expenses to average net assets(1)(5)..................    0.80%     1.20%      0.45%   0.85%     1.25%      0.45%
  Ratio of net investment income to average net assets(1)(5).....    5.81%     5.40%      6.17%   5.76%     5.38%      5.93%(4)
  Decrease reflected in above expense ratios and net investment
   income due to waivers and reimbursements(5)...................    1.83%     1.82%      1.83%   2.87%     2.95%      2.89%(4)
  Portfolio turnover rate(6).....................................  116.85%   116.85%    116.85% 107.35%   107.35%    107.35%

--------
 * Commencement of operations. Commenced investment operations on April 5, 1995. Class Y shares commenced its initial public offering on September 8, 1995.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3) Total investment return does not consider the effects of sales loads or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment returns are not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.
(5)  Annualized.
(6)  Not annualized.
(7) Average commission rate per share disclosure is required for fiscal years beginning on or after September 1, 1995. The Portfolio incurred no such charges.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five separate portfolios in operation: three diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap") and Total Return Bond Portfolio ("Bond Portfolio") (collectively, the "Portfolios") and two non-diversified portfolios, The Insiders Select Fund and S&P STARS Portfolio. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, each Portfolio offers three classes of shares, which have been designated as class A, C and Y shares.

ORGANIZATIONAL MATTERS--Prior to commencing operations on April 3, 1995, the Portfolios did not have any transactions other than those relating to organizational matters and the sale of 1,042, 1,042 and 1,041 class A shares and 1,042, 1,042 and 1,041 class C shares of beneficial interest of Large Cap, Small Cap and Bond Portfolio, respectively, to Bear, Stearns & Co. Inc., ("Bear Stearns" or the "Distributor"). Costs of $99,875, $107,203 and $76,571 which were incurred by Large Cap, Small Cap and Bond Portfolio, respectively, in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. The Portfolios commenced investment operations on April 4, 1995, April 3, 1995 and April 5, 1995 for Large Cap, Small Cap and Bond Portfolio, respectively. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in any of the Portfolios prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of the Portfolios are liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

The Equity Portfolios' (consisting of Large Cap and Small Cap) securities, including covered call options written by the Equity Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. For the Bond Portfolio, substantially all of the investments (including short-term investments) are valued at each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of respective investments.

The Equity Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). The Bond Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS--Each Equity Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. The Bond Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends on the Bond Portfolio are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually by all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the six months ended September 30, 1996, Bear Stearns Funds Management Inc. ("BSFM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the investment adviser pursuant to an Investment Advisory Agreement with each Portfolio. The Adviser is entitled to receive from the Portfolios a monthly fee equal to an annual rate of 0.75% of each Equity Portfolio's average daily net assets and 0.45% of the Bond Portfolio's average daily net assets.

During the six months ended September 30, 1996, BSFM (or the "Administrator") serves as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $132,000 for each Portfolio. During the six months ended September 30, 1996, PFPC Inc. has voluntarily waived a portion of its fee.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that a Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale, based on the average total net assets of the Portfolio. The Portfolios will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolios reimburse BSFM for any amounts it may assume.

During the six months ended September 30, 1996, the Adviser has voluntarily undertaken to limit each Equity Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of 1.50% of the average daily net assets of its class A shares, 2.00% of the average daily net assets of its class C shares and 1.00% of the average daily net assets of its class Y shares. During the period April 3, 1995 through August 31, 1995, the Adviser had voluntarily undertaken to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) of the Bond Portfolio, to a maximum annual level of 1.00%, 1.40%, and 0.65% of such Portfolio's average daily net assets for class A, C and Y shares, respectively. Effective September 1, 1995, the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) were further reduced by the Adviser with respect to the Bond Portfolio only, to a maximum annual level of

0.80%, 1.20% and 0.45% of the Bond Portfolio's average daily net assets for class A, C and Y shares, respectively. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 1996, the Adviser waived advisory fees of $80,363, $127,493 and $51,715 for Large Cap, Small Cap and Bond Portfolio, respectively. In addition, the Adviser reimbursed $83,708, $48,697 and $139,381 for Large Cap, Small Cap and Bond Portfolio, respectively, in order to maintain the voluntary expense limitation.

For the six months ended September 30, 1996, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $585 and $5,266 in brokerage commissions from portfolio transactions executed on behalf of Large Cap and Small Cap, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to the Portfolios.

DISTRIBUTION PLAN

The Fund, on behalf of each Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the six months ended September 30, 1996, the Equity Portfolios each paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares and the Bond Portfolio paid Bear Stearns a fee at an annual rate of 0.35% for class A shares and 0.75% for class C shares. Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. For the six months ended September 30, 1996, Bear Stearns earned $30,296, $75,274 and $14,397 for Large Cap, Small Cap and Bond Portfolio, respectively, in distribution fees. Bear Stearns uses these fees to pay its dealers whose clients hold Portfolio shares and for other distribution-related activities.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed or will reallow all of the sales charges to its dealers selling Portfolio shares for the period April 3, 1995 (commencement of operations) through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until further notice. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the six months ended September 30, 1996, Bear Stearns has advised each Portfolio that it received approximately $29,000, $143,000 and $12,000 in front-end sales charges resulting from sales of class A shares of Large Cap, Small Cap and Bond Portfolio, respectively. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised Large Cap, Small Cap and Bond Portfolio that during the period, it received approximately $2,000, $4,000 and $100 from the Portfolios, respectively, in contingent deferred sales charges upon certain redemptions by class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the costs of securities owned at September 30, 1996 were $23,588,054, $35,781,227 and $23,238,818 for Large Cap, Small Cap
and Bond Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:

                                                                    NET
                                                               APPRECIATION/
PORTFOLIO                       APPRECIATION   DEPRECIATION    (DEPRECIATION)
------------------------------  ------------   ------------   ----------------
Large Cap.....................   $2,042,523    $(1,027,402)      $1,015,121
Small Cap.....................    7,136,815     (1,829,430)       5,307,385
Bond Portfolio................       90,153       (146,592)         (56,439)

For the six months ended September 30, 1996, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES       SALES
------------------------------  ------------  ------------
Large Cap.....................   $18,740,877   $ 6,720,995
Small Cap.....................    20,095,075     4,279,122
Bond Portfolio................    28,110,400    24,441,738

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75% (3.75% in the case of the Bond Portfolio). Class C shares are sold with a contingent deferred sales charge ("CDSC") of 1.00% during the first year. There is no sales charge or CDSC on class Y shares, which are offered primarily to institutional investors.

At September 30, 1996, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 63,675, 73,811 and 59,598 of class A shares and 63,564, 73,763 and 59,598 of class C shares of Large Cap, Small Cap and Bond Portfolio, respectively.

Transactions in the classes of shares of beneficial interest were as follows:

                          LARGE CAP(1)                      SMALL CAP(2)                   BOND PORTFOLIO(3)
                --------------------------------- -------------------------------- ---------------------------------
                 CLASS A    CLASS C     CLASS Y    CLASS A    CLASS C    CLASS Y    CLASS A    CLASS C     CLASS Y
                ---------- ---------- ----------- ---------- ---------- ---------- ---------- ---------- -----------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
SALES:
Shares.........    139,065     46,377     963,050    315,737    353,228    464,653     26,988      6,812     599,927
Amount......... $2,123,738 $  692,576 $14,542,194 $5,372,798 $6,080,991 $7,814,632 $  326,349 $   82,586 $ 7,271,187
REINVESTMENTS:
Shares.........         --         --          --         --         --         --      6,631      2,240      36,613
Amount.........         --         --          --         --         --         -- $   80,389 $   27,147 $   443,751
REPURCHASES:
Shares.........      8,454     12,447     342,012     77,914     67,900     85,952     42,250      3,360     269,462
Amount......... $  125,466 $  188,097 $ 5,198,143 $1,313,561 $1,144,964 $1,496,061 $  510,442 $   40,765 $ 3,259,599

FOR THE PERIOD APRIL 3, 1995* THROUGH MARCH 31, 1996
SALES:
Shares.........    315,696    233,174     230,011    670,342    431,865    564,644    412,635    146,761   1,013,077
Amount......... $4,132,049 $3,029,455 $ 3,332,025 $9,119,686 $5,897,544 $8,187,086 $5,005,133 $1,778,698 $12,605,963
REINVESTMENTS:
Shares.........        332         68         211      3,827      4,544      8,725     11,440      3,450      15,678
Amount......... $    4,945 $    1,009 $     3,134 $   55,602 $   65,802 $  126,525 $  142,125 $   42,916 $   196,210
REPURCHASES:
Shares.........     78,059        865       4,509    267,203      9,820      6,293     60,606      6,447      33,443
Amount......... $1,135,562 $   12,818 $    66,600 $3,916,200 $  142,216 $   92,770 $  761,370 $   81,056 $   411,300

---------
 *  Commencement of operations.

(1) Commenced investment operations on April 4, 1995, class Y shares commenced its initial public offering on September 11, 1995.

(2) Commenced investment operations on April 3, 1995, class Y shares commenced its initial public offering on June 22, 1995.

(3) Commenced investment operations on April 5, 1995, class Y shares commenced its initial public offering on September 8, 1995.

CREDIT AGREEMENT

The Fund, on behalf of the Portfolios, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, The Insiders Select Fund, S&P STARS Portfolio and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The Portfolios use the facility to borrow money only for temporary or emergency (not leveraging) purposes. Large Cap, Small Cap and Bond Portfolio had no amounts outstanding under the line of credit agreement at September 30, 1996.